As filed with the Securities and Exchange Commission on August 11, 2020

Securities Act Registration No. 333-235545

Investment Company Act Registration No. 811-23501

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement under:

[x] the Securities Act of 1933

[x] Pre-effective Amendment No. 2

[ ] Post-Effective Effective Amendment No. ___

and under

[x]the Investment Company Act of 1940

[x] Amendment No. 2

ALTI PRIVATE EQUITY ACCESS FUND

Exact Name of Registrant as Specified in Declaration of Trust

175 Varick Street

New York, NY 10014

(Address of Principal Executive Offices)

Tel: (347)-644-2066

(Registrant’s Telephone Number, Including Area Code)

Joseph Bonvouloir

Chief Executive Officer

ALTI LLC

175 Varick Street

New York, NY 10014

(Name and Address of Agent for Service)

Copies to:

Anna T. Pinedo, Esq.

Brian Hirshberg, Esq.

Mayer Brown LLP

1221 Avenue of the Americas

New York, NY 10020

Tel: (212) 506-2275

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [x]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The Fund does not have any arrangements to place the funds received in an escrow, trust, or similar arrangement.

August 11, 2020

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

ALTI Private Equity Access Fund

Shares

This prospectus describes the ALTI Private Equity Access Fund, a newly organized Delaware statutory trust (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.

The Fund’s investment adviser is ALTI, LLC, a registered investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Numeric Investors LLC will serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser on behalf of the Fund. The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors, LLC (“Portfolio Advisors”), an unaffiliated investment management firm. Portfolio Advisors has relationships with over 250 different general partners, many of which offer co-investment opportunities to the Portfolio Advisors Co-Investment Group. Portfolio Advisors and other private equity co-investment firms (collectively “Private Equity Co-Investors”) typically receive such opportunities in conjunction with private equity funds in which they have previously invested. General partners may offer such opportunities to access additional capital, to secure particular expertise and/or to strengthen their investor relationships, among other reasons. The Adviser’s relationships with Private Equity Co-Investors are expected to provide access to various private equity investment opportunities on behalf of the Fund, subject to the approval and oversight of the Adviser based on the Adviser’s investment criteria and standards.

The Fund’s investment objective is to seek long-term capital appreciation through investing in direct private equity co-investments in operating companies (“Private Equity Investments”). The Fund seeks to generate a return profile that is similar to the U.S. buyout segment of the private equity market while mitigating many of the traditional issues encountered by private equity fund of funds structures. Specific issues are multiple layers of high fees, J-curve issues, fund duration, and cash drag.

In pursuing its investment objective, the Fund expects to initially allocate substantially all of its assets to the Sub-Adviser. The Sub-Adviser will be responsible for investing any cash in the Fund’s portfolio not otherwise directly invested in Private Equity Investments as determined by the Adviser. The Sub-Adviser will manage such amounts in a mixture of cash, cash-equivalents and financial instruments that will seek to provide a return profile similar to the U.S. buyout segment of the private equity market. During this initial ramp-up period, the Fund will seek to identify appropriate Private Equity Investments to purchase. As such, the Fund’s allocation to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. Following the initial allocation to the Sub-Adviser, the Fund is expected to target allocating approximately 80% of its assets to Private Equity Investments through Portfolio Advisors and maintain approximately 20% of its assets with the Sub-Adviser.

Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return (after distribution of any applicable performance fees to Portfolio Advisors which we refer to as “carried interest”, which is 20% of profits) from such investment, subject to approval by the Fund’s Board of Trustees (the “Board”). The timing of these distributions will be made in accordance with Internal Revenue Service (“IRS”) regulations. The Fund’s target term is between eight and 10 years [and the Fund expects its initial ramp-up period to continue for approximately three years].

No person who is admitted as a shareholder of the Fund will have the right to require the Fund to redeem any shares. The shares will have very limited liquidity, as described in this prospectus until the Private Equity Investments have been liquidated.

AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

●	LOSS OF CAPITAL.
●	THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE SHARES WILL DEVELOP.
●	THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE.
●	ALTHOUGH THE FUND MAY OFFER TO REPURCHASE SHARES FROM TIME TO TIME, SHARES ARE NOT REDEEMABLE AT AN INVESTOR’S SOLE OPTION NOR ARE THEY EXCHANGEABLE FOR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER SHARES OR MAY LIQUIDATE HIS OR HER SHARES BELOW THE PRICE OF THE INVESTOR’S INITIAL PURCHASE PRICE.

●	SHARES ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.
●	IT IS ANTICIPATED THAT THE FUND WILL REPURCHASE NO MORE THAN 5% OF ITS NET ASSETS SEMI-ANNUALLY.

See “Risk Factors” for information that you should know about the Fund before investing.

The Fund’s initial net asset value per share will be $[●].

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor for the shares and serves in that capacity on a best efforts basis, subject to various conditions. The Distributor will receive a fee in the amount of [describe fee arrangement]. The shares are only offered to investors who are U.S. persons for U.S. federal income tax purposes. In addition, certain U.S. institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

	NAV	Sales Load	Price to Public	Proceeds to Registrant
Per Share		0%
Total Minimum		0%
Total Maximum

The minimum investment for shares is $25,000 per investor and the shares may only be acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The shares will be offered at closings (each, a “Closing”) on the first Business Day (as defined below) of each month or at such other times as determined in the discretion of the Board. The termination date of the offering is September 1, 2023. No arrangement has been made to place funds received in an escrow, trust or similar account. The Fund must raise sufficient capital (approximately $30,000,000, subject to Board Discretion) within one year of the date of this prospectus before the Adviser will be permitted to begin purchasing Private Equity Investments on behalf of the Fund. If the Fund does not raise such sufficient capital within such time period, the Fund will liquidate its holdings and return capital to shareholders.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information, dated March 25, 2020 (“SAI”), has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at ALTI, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling toll-free 1-888-[●]-[●]. You may request the SAI and the Fund’s annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-888-[●]-[●] or by visiting www.[●].com. The SAI is incorporated by reference and is, therefore, legally part of this prospectus. Additional information about the Fund and materials incorporated by reference have been filed with the SEC and are available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus, [--], 2020.

PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor should carefully read the more detailed information appearing elsewhere in this prospectus, particularly the information set forth under the heading “Risk Factors,” and the SAI, each of which should be retained for future reference by any prospective investor.

The Fund

The Fund is a newly organized Delaware statutory trust registered under the 1940 Act as a closed-end, non-diversified management investment company.

The Fund has elected and intends each year to qualify and be eligible to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Adviser

The Adviser is ALTI, LLC, a registered investment adviser under the Advisers Act. The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. After an initial two-year period, the Investment Management Agreement may be continued from year to year if its continuation is approved annually by the Board at a meeting called for that purpose, including a majority of the independent trustees. The Board, or the Fund’s shareholders, may terminate the Investment Management Agreement on 60 days’ prior written notice to the Adviser. The Adviser may terminate the Investment Management Agreement on 60 days’ prior written notice to the Fund.

ALTI’s Chief Investment Officer has made over $16 billion in private equity investments ranging from primary and secondary fund commitments to direct co-investment opportunities. She is the Chair of ALTI’s Investment Committee and oversees all private equity investments for the ALTI Fund.

ALTI’s Investment Committee will make all private equity investment decisions on behalf of the Fund. The Investment Committee is made up of three investment professionals with over 30 years of collective experience in evaluating and investing private equity opportunities. The Investment Committee will create specified parameters for Portfolio Advisors on what types of deals that they should present to the Committee for review. Parameters may include, but are not limited to geography, size, industry, and manager.

In selecting Co-Investment Opportunities, the Committee Members will review a number of factors before making an investment decision which will typically include: historical financial information and projected results; industry information and the company’s position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies.

The Investment Committee will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

Lastly, the Investment Committee will conduct a detailed review of each co-investment as it passes through the due diligence stages. The Investment Committee will also review periodic updates on the investments they previously authorized the Fund to purchase.
Sub-Adviser	Numeric Investors LLC will serve as a Sub-Adviser to the Fund pursuant to the terms and conditions of a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is a limited liability company organized under the laws of the State of Delaware, United States, and is a majority-owned indirect subsidiary of Man Group plc. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Sub-Adviser is also registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and is a member of the National Futures Association. After an initial two-year period, the Sub-Advisory Agreement may be continued from year to year if its continuation is approved annually by the Board at a meeting called for that purpose, including a majority of the independent trustees. The Board, or the Fund’s shareholders, may terminate the Sub-Advisory Agreement on 60 days’ prior written notice to the Sub-Adviser. The Sub-Adviser may terminate the Sub-Advisory Agreement on 60 days’ prior written notice to the Fund.
Portfolio Advisors, LLC

Portfolio Advisors has $26.9 billion in total assets under management as of December 31, 2019. The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors, an unaffiliated investment management firm.

Portfolio Advisors has investment relationships with over 250 different general partners, many of which offer direct co-investment opportunities to the Portfolio Advisors Co-Investment Group. Portfolio Advisors is expected to provide access to various private equity investment opportunities on behalf of the Fund, subject to the approval and oversight of the Adviser based on the Adviser’s investment criteria and standards. Private Equity Co-Investors typically receive such direct co-investment opportunities in conjunction with private equity funds in which they have previously invested. General partners may offer such opportunities to access additional capital, to secure particular expertise and/or to strengthen their investor relationships, among other reasons.

In addition, the disclosure set forth in the prospectus was prepared by, and is solely the responsibility of the Adviser.

Portfolio Advisors will not act as a sponsor, promoter, adviser or affiliate of the Fund. Moreover, outside of permitting the use of its name in offering documentation and related marketing materials, Portfolio Advisors will not act in any marketing or advisory capacity for or on behalf of the Fund or otherwise serve as a broker or dealer to the Fund, either pursuant to a consultancy agreement or otherwise.
Fund Structure

Closed-end funds differ from open-end funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market on a stock exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange and it is not expected that a secondary market will exist. Instead, the Fund is expected to provide limited liquidity to shareholders by offering to repurchase a limited amount of the shares, which is discussed in more detail below. The Adviser anticipates that the Fund will repurchase no more than 5% of its net assets semi-annually. The Fund expects to fund repurchases by liquidating its investments managed by the Sub-Adviser.

Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return (after payment of any applicable carried interest to Portfolio Advisors) from such investment, subject to Board approval. The timing of these distributions will be made in accordance with IRS regulations. The distribution policy may be modified by the Board from time to time.
The Offering

The Fund offers one class of its shares only to investors who are U.S. persons for U.S. federal income tax purposes.

The minimum investment for shares is $25,000 per investor and the shares may only be acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

Shares are expected to be offered at Closings on the first Business Day of each month or at such other times as determined in the discretion of the Board. For the purposes of this prospectus, a “Business Day” means any day that the New York Stock Exchange (“NYSE”) is open for business. All references to Business Day herein shall be based on the time in New York City.

The sales load, which is 0% will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. The Fund commenced investment operations on [--]. The Fund has registered under the Securities Act, $[--] in shares for sale under the registration statement to which this prospectus relates.

During the Fund’s initial three-year ramp-up period, shareholders should expect that they will, at the completion of subsequent Closings, own a smaller proportional interest in the Fund as a result of such Closings. The Adviser cannot state precisely the amount of any such dilution in ownership that will occur during the ramp-up period because it does not know at this time the amount that each subsequent Closing will be in relation to the Fund’s then-current shares outstanding. Shareholders will experience a disproportionately greater decrease in their participation in the Fund’s earnings and assets and their voting power than the increase the Fund will experience in its assets, potential earning power and voting interests due to such Closings. Further, if existing shareholders do not purchase any shares at a subsequent Closing to maintain their percentage interest, their voting power will be diluted.

Board of Trustees	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Trustees”).

Investment Objective and Strategy

The Fund’s investment objective is to seek long-term capital appreciation through investing in direct private equity co-investments in operating companies (“Private Equity Investments”). The Fund seeks to generate a return profile that is similar to the U.S. buyout segment of the private equity market while mitigating many of the traditional issues that private equity fund of funds created for their investors. Specific issues historically have been multiple layers of high fees, J-curve issues, fund duration, and cash drag.

J-Curve refers to the historic tendency for private equity funds to deliver negative returns in early years and investment gains in the outlying years as underlying portfolio companies mature. Negative returns are created through management fees on capital that has not yet been deployed, a multi-year deployment period, and a historic tendency for private equity managers to conservatively value new investments until they are mature.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. These investors seek to acquire quality assets at attractive valuations, unlock the value of the portfolio company through leveraging their operational expertise, and reposition their investment for sale at a multiple of the initial purchase price.

In pursuing its investment objective, during an initial launch and ramp-up period, the Fund expects to allocate substantially all of its assets to the Sub-Adviser. The Sub-Adviser will manage such allocation in a manner which seeks to build a portfolio of cash, cash equivalents, and a public equity strategy that seeks to generate a return profile that is similar to the U.S. buyout segment of the private equity market. The percentage of the Fund’s assets allocated to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. The Sub-Advisor may incorporate hedging techniques to the public equity strategy in order to reduce volatility which could also reduce potential returns.

After the Fund has raised sufficient capital (approximately $30,000,000, subject to Board Discretion, which the Fund expects to take less than one year), the Adviser expects to begin purchasing Private Equity Investments. The Adviser intends to identify potential Private Equity Investments by reviewing opportunities presented to it by Portfolio Advisors. To assist the Adviser in making its investment decisions, Portfolio Advisors will share with the Adviser internal due diligence it performed regarding that investment opportunity. However, the Adviser will retain the sole and absolute discretion to decline to invest in an opportunity should it not meet the expected criteria and standards.

In particular, the Adviser expects to regularly communicate with Portfolio Advisors to obtain statistical and factual information regarding general economic factors and trends. This interaction is intended to facilitate the Adviser’s ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents.  It also provides ongoing due diligence feedback, as additional co-investments with a particular Investment Fund Manager are considered.  The Adviser may also perform background and reference checks on Investment Fund personnel.

Portfolio Advisors may face a conflict in presenting information with respect to certain Private Equity Investments, in that such Portfolio Advisors will only be entitled to receive fees and carried interest payments through a Deal Series Vehicle they may manage to the extent the Adviser approves a particular investment. Other Portfolio Advisors funds may also participate in other parts of the capital structure (ie. senior or subordinated debt to finance such transactions).

The Fund is targeting investment of approximately 80% of its assets allocated to Private Equity Investments through Portfolio Advisors, and approximately 20% of its assets allocated to investments managed by the Sub-Adviser. However, the specific amount of the Fund’s assets allocated between the Sub-Adviser and Private Equity Investments at any given point in time is expected to vary from this target.

Moreover, the Fund may invest in multiple Private Equity Investments by consummating such investments through vehicles sponsored or managed by different Private Equity Co-Investors, general partners or sponsors. However, while each Private Equity Co-Investor, general partner or sponsor acts independently and utilizes its own distinct investment style in finding and managing Private Equity Investments, the Fund will only invest in those Private Equity Investments which the Adviser deems consistent with the Fund’s investment objective, strategies and restrictions.

If the Board determines that the Fund’s investment objective should be changed, shareholders will be given written notice that will precede or accompany the Fund’s next tender offer. Such a change, however, can be effected without shareholder approval.

The SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Private Equity Investment Transaction Structure	Portfolio Advisors will form and facilitate investments through feeder LLC pass-through vehicles referred to as “Deal Series Vehicles” into limited liability companies (“LLCs”) or other similar entities (referred to as “aggregators”) that will indirectly hold private equity securities through participation in co-investment opportunities (alongside private equity managers that Portfolio Advisors has relationships with) that meet the Fund’s private equity investment criteria. In addition, to facilitate the investment process, Portfolio Advisors will be appointed as managing member, and may otherwise own an interest in, each Deal Series Vehicle. The Fund will be the majority owner of each Deal Series Vehicle. Income derived from the Fund’s investment in these vehicles will constitute qualifying income to the Fund. These vehicles are not registered under the 1940 Act and are therefore not subject to all of the investor protections of the 1940 Act. Similar arrangements will be created should the Fund engage other Private Equity Co-Investors.

At all times, the Fund and the Deal Series Vehicles will own only a minority ownership interest in each underlying such aggregator (less than 50%). Each aggregator will hold one individual investment opportunity. An aggregator serves as an efficient vehicle for one single party to efficiently take control of, and manage a Private Equity Investment while allowing multiple “co-investors” to participate in the transaction. Aggregators are often referred to as “blocker corporations” and also protect participating investors from tax complications that can result from directly owning shares of private companies. The investments will be able to rely on the investment company exemption provided by Section 3(c)(7) or 3(c)(1) of the 1940 Act. However, no investments will be made into blind pool private equity funds (“private equity funds”). The aggregators will each be majority-owned by unaffiliated, institutional qualified purchasers (as defined under Section 2(a)(51) of the Investment Company Act), and the aggregators will be overseen by the applicable underlying General Partner sponsoring the deal.

Each Deal Series Vehicle established for an investment is expected to charge an annual fee equal to approximately 1% on committed capital to the Fund (which will be built into the operative agreements governing such Deal Series Vehicles) and upon liquidation of the underlying aggregator for each co-investment, a potential carried interest charge of 20% will be passed to Portfolio Advisors, as Managing Member of the Deal Series Vehicle through which the Fund invested.

Typical private equity management fees are based off of committed capital, which means that investors begin paying fees from the day they commit money to the fund, even before capital is deployed. Co-Investment fees payable to Portfolio Advisors are only charged on invested capital (capital that is put into actual deals), where there is a 2% annual fee for the first 3 years of a co-investment with a step down to 1% annually until the investment is exited.

The Fund does not consider Portfolio Advisors to be an affiliate for purposes of Section 17 under the 1940 Act, and any co-investments with other entities controlled or managed by Portfolio Advisors would not generally be subject to the restrictions set forth in Section 17.

Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the shares.

While the benefits of investing in private equity may be considerable, private equity is not for everyone. Private equity investments involve significant risks, including a total loss of capital. The risks associated with private equity arise from several factors including: limited diversification, the use of leverage and limited liquidity. Additional risks involved in investing in the Fund include:

General Risks:

●     No operating history.

●     Loss of capital, up to the entire amount of an investor’s investment.

●     Multiple layers of fees at the Adviser, Sub-Adviser, and investment level.

●     The Fund shares are illiquid securities of a closed-end fund that are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

●     The Adviser, the Sub-Adviser and Portfolio Advisors may face conflicts of interest.

●     The ability of the Fund to achieve its investment objective depends, in part, on the ability of Portfolio Advisors to source and diligence appropriate Private Equity Investments for the Fund, and for the Adviser to choose and effectively allocate the Fund’s assets among such Private Equity Investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

●     Failure to raise significant assets needed to commence Private Equity Investments.

Shareholder Dilution Risk. During the initial ramp-up period, shareholders should expect that they will, at the completion of subsequent Closings, own a smaller proportional interest in the Fund as a result of such Closings. The Adviser cannot state precisely the amount of any such dilution in ownership that will occur during the ramp-up period because it does not know at this time the amount that each subsequent Closing will be in relation to the Fund’s then-current shares outstanding. Shareholders will experience a disproportionately greater decrease in their participation in the Fund’s earnings and assets and their voting power than the increase the Fund will experience in its assets, potential earning power and voting interests due to such Closings. Further, if existing shareholders do not purchase any shares at a subsequent Closing to maintain their percentage interest, their voting power will be diluted.

Investment Risk. The eventual success or failure of private equity investing depends on the ability of the Adviser, Portfolio Advisors, Private Equity Co-Investors and general partners or managing members of the Fund’s Private Equity Investments (“Private Equity General Partners”) to attract and develop a steady flow of quality investment opportunities to analyze. Generally, little public information exists about privately held companies, and the Adviser, Portfolio Advisors, Private Equity Co-Investors and Private Equity General Partners will be required to rely on the ability of their respective management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Adviser, Portfolio Advisors, Private Equity Co-Investors and Private Equity General Partners are unable to uncover all material information about these companies, they may not be able to make a fully informed investment decision and may lose money on these investments. Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

Lack of Control. The Adviser and Portfolio Advisors will not have any control over the investment or operational decisions made by the companies in which the Fund invests. Although the Adviser will regularly evaluate each portfolio company and its management team to determine whether their respective investment programs are consistent with the Fund’s investment objective, neither the Adviser nor Portfolio Advisors will have any control over the investments or operational decisions made by a portfolio company. The Adviser and Portfolio Advisors will be partially dependent on information provided by the portfolio company, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any portfolio company and will not have the ability to exercise any rights attributable to an investor in any such portfolio company related to its investment.

Non-Diversification Risk. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund expects to initially invest substantially all of its assets in investments managed by the Sub-Adviser.

Liquidity Risk. The Adviser does not expect that a secondary market for the Fund’s shares will develop. Limited liquidity is provided to shareholders only through the Fund’s repurchase offers. The Fund expects to fund repurchases by liquidating its investments managed by the Sub-Adviser, given that it expects the remainder of its portfolio to consist of generally illiquid Private Equity Investments. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The judgments of the Adviser, Sub-Adviser, Portfolio Advisors, and Private Equity General Partners regarding the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Repurchase Policy Risks. Repurchases by the Fund of its shares are expected to be funded from the Fund’s investments managed by the Sub-Adviser. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Distribution Policy Risk. Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return (after payment of any applicable carried interest to Portfolio Advisors) from such investment, subject to Board approval. The timing of these distributions will be made in accordance with IRS regulations. The distribution policy may be modified by the Board from time to time. All or a portion of any Fund distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Board is expected to convene semi-annually to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a semi-annual basis and will typically have a valuation date as of June 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such semi-annual period).

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Adviser, the Sub-Adviser, Portfolio Advisors, Private Equity Co-Investors, and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers.

Valuation Risk. Private Equity Investments are not publicly traded securities, and the Fund may consider information provided by the manager or portfolio company of the applicable Private Equity Investment to determine an estimated value of the Fund’s investment therein. The valuation provided as of a specific date may vary from the actual sale price that may be obtained if such investments were sold to a third-party. To determine the estimated value of the Fund’s investments, the Adviser considers, among other things, quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value the Fund’s shares accurately.

Investors must understand that (i) the fair value of the Fund's investments, and particularly its Private Equity Investments, may be materially higher or lower than the cost of such investments and may vary over time, (ii) such valuations may or may not be based on valuations provided or verified by third party valuation firms, and (iii) the ultimate realized value of any investment may be materially different from its fair value as reported in the Fund's financial statements.

The Fund determines its month-end net asset value based upon the quarterly valuations reported by Portfolio Advisors, with respect to the Deal Series Vehicles it manages, which may not reflect market or other events occurring subsequent to the quarter-end.  The Fund will fair value its holdings in co-investments to reflect such events, consistent with its valuation policies.  Additionally, the valuations reported by Portfolio Advisors with respect to the Deal Series Vehicles it manages may be subject to later adjustment or revision by the Fund.  For example, fiscal year-end net asset value calculations of the co-investments may be revised as a result of audits by their independent auditors.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations or revisions to the net asset value of a direct private equity co-investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Shares.  New Shareholders may be affected in a similar way.

RIC Qualification Risk. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Fund and the amount of the Fund’s distributions.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact us, the companies within our investment portfolio and/or the operations of our respective critical services providers.  For example, uncertainties regarding the novel Coronavirus (COVID-19) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. In the event of a pandemic or an outbreak, there can be no assurance that we, the companies in which we invest, or our respective service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Leverage

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

The portfolio companies and/or aggregators in which the Fund invests will also likely utilize leverage in their investment activities. Borrowings by such portfolio companies are not subject to the Asset Coverage Requirement. See “Risk Factors – Use of Leverage.”

Fees	In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of [●]% (1.00% on an annualized basis) of the Fund’s [month-end net assets/daily net assets] (the “Adviser Management Fee”). The Adviser Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the [daily/monthly] net assets of the Fund as of the close of business [each business day/on the last business day] of each month (including any assets in respect of shares that will be repurchased as of the end of the month). The Adviser Management Fee is in addition to the asset-based fees and performance fees paid through the Private Equity Structures to Portfolio Advisors, Private Equity Co-Investors and or private equity general partners and indirectly paid by investors in the Fund.

In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Fund pays the Sub-Adviser a monthly fee of [●]% ([0.65]% on an annualized basis) of the Fund’s assets allocated to the Sub-Adviser’s liquid private equity alternative strategy [month-end invested assets/daily invested assets] (the “Sub-Adviser Management Fee” and, together with the Adviser Management Fee, the “Management Fee”). The Sub-Adviser Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the [daily/monthly] invested assets of the Fund as of the close of business [each business day/on the last business day] of each month (including any assets in respect of shares that will be repurchased as of the end of the month).

The Sub-Adviser Management Fee is in addition to the asset-based fees and incentive fees paid by the individual Private Equity Structures and indirectly paid by investors in the Fund.

Deal Series Vehicles through which the Fund will typically acquire Private Equity Investments in which the Fund may invest will generally cause the Fund to incur fees. Specifically, the Private Equity Co-Investors that sponsor and/or manage such Deal Series Vehicles will typically earn fees (approximately 1% annually on committed capital to the Fund) from each such vehicle based on invested capital, and will also generally be entitled to certain carried interest payments depending on the performance of the applicable Private Equity Investment held by each such Deal Series Vehicle. Shareholders will bear indirectly a pro rata share of these asset-based and carried interest fees associated with the Fund’s underlying investments, along with the Fund’s share of any associated operating expenses of such Deal Series Vehicles. Neither the Adviser nor the Sub-Adviser will take any performance-related fees or fees associated with these private equity transactions.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses (including Deal Series Vehicle expenses) and extraordinary expenses), to the extent that such expenses exceed ___% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain until [●], 2021, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The expense reimbursement agreement will terminate 120 days after the Fund’s first fiscal year-end. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

Custodian	[●] (“Custodian”) serves as the Fund’s custodian.
Administrator, Accounting Agent and Transfer Agent	Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent.
Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Fund’s Distributor.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC to provide for the distribution of the Fund’s shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, shares on behalf of the Fund on a best efforts basis. The Distributor receives $6,000 per year, as compensation from the Fund. The Distributor may engage various brokers, dealers, banks and other financial intermediaries (“Selling Agent”) to sell the Fund’s shares. Selling Agents may impose fees, terms, and conditions on shareholder accounts and investment in the Fund that are in addition to the terms and conditions imposed by the Fund. Any fees, terms, and conditions imposed by the Selling Agents may effect or limit a shareholder’s ability to subscribe for the Fund’s shares or tender shares for repurchase or otherwise transact business with the Fund.

Selling Agents that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) may not accept any compensation in connection with the Fund’s shares that exceeds the regulatory limits set by FINRA.
Purchasing Shares

The minimum investment for shares is $25,000 per investor.

An investor’s subscription for shares is irrevocable by the investor and will require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the shares in a tender offer or revise its term.

A sales load of up to 0% is charged on purchases of shares. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

Eligibility	Shares may only be sold to individual investors who qualify as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance, and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Transfer Restrictions	There is no public market for the shares and none is expected to develop. The Fund will not list the shares on a stock exchange or similar market. With very limited exceptions, the shares are not transferable, and liquidity for investments in the shares may be provided only through periodic tender offers by the Fund, if any, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.
No Redemptions; Repurchases of Shares by the Fund

The Fund is a closed-end management investment company. Shareholders of the Fund will not have the right to redeem their shares. No shareholder or other person holding shares acquired from a shareholder will have the right to require the Fund to redeem their shares.

The Fund is not obligated to conduct tender offers, but may voluntarily do so from time to time, at its discretion. Any such offers to repurchase shares from Fund shareholders shall be accomplished in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that the Fund will repurchase no more than 5% of its net assets semi-annually. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase shares from shareholders semi-annually on the last Business Day in June and December. The Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions.

If a repurchase offer is oversubscribed by investors who tender shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the shares tendered, or take any other action permitted by applicable law. In addition, the Fund may cause the repurchase of an investor’s shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

A [--]% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from an investor at any time prior to the day immediately preceding the one-year anniversary of the investor’s purchase of the shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with Portfolio Advisors’ or other Private Equity Co-Investors’ management of specific investments through Deal Series Vehicles or the Sub-Adviser’s portfolio management of the Fund’s investments. Other Portfolio Advisors funds may also invest in other parts of the capital structure for such co-investment opportunities. Potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to the selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser and Sub-Adviser have adopted policies and procedures and have structured their portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio Advisors will also face conflicts of interest in allocating investment opportunities in Private Equity Investments between the Fund and other pooled investment vehicles they may manage or to which they may otherwise have obligations. Unlike the Advisers, however, Portfolio Advisors will have no express fiduciary duty to the Fund, but will only be bound by its commitments set forth in the operative documents governing each Deal Series Vehicle for which it serves as Managing Member. In addition, Portfolio Advisors may face a conflict in presenting information about certain Private Equity Investments, in that Portfolio Advisors will only be entitled to receive fees through a Deal Series Vehicle they may sponsor to the extent the Adviser approves a particular investment.

Taxation	The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

Distributions	The Fund will not, and is not expected to, have a dividend reinvestment plan or policy.
Employee Benefit Plans and Other U.S. Tax-Exempt Investors	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt investors, including employee benefit plans, IRAs and Keogh Plans (each, a tax-exempt entity), generally are eligible to invest in the Fund’s Shares. The Fund’s assets will not be deemed to be “plan assets” for the purposes of ERISA because various rules that apply to the plans themselves do not under certain circumstances apply to the investment vehicles that the plan asset invests in and the service providers of such investment vehicles.

Reports to Shareholders	The Fund furnishes to shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the shareholders in preparing their tax returns. The Fund prepares and transmits to shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Adviser will also post quarterly reports on the Fund’s website.
Independent Registered Public Accounting Firm	Cohen & Company (the “Auditor”) is the Fund’s independent registered public accounting firm.
Term	The Fund’s target term is between eight and ten years. Once all Private Equity Investments have been liquidated, the Fund’s remaining investments managed by the Sub-Adviser will also be liquidated and the Fund is expected to terminate in place of future funds that are part of the ALTI Private Equity Access series.
Fiscal Year	For accounting purposes, the Fund’s fiscal year end is the 12-month period ending on March 31.

SUMMARY OF FUND EXPENSES

The following fee table and example summarize the aggregate expenses of the Fund and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in shares of the Fund. The expenses associated with investing in the Fund are generally higher than those of other types of funds that do not invest primarily in Private Equity Investments. The Fund shareholders also indirectly pay a portion of any fees and expenses, including performance-based compensation, charged to the underlying portfolio investment managers.

Shareholder Transaction Expenses	Percentage
Maximum Sales Load (as a percent of offering price)	0%
Contingent Deferred Sales Charge	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees (including sub-adviser fees)	[●]%
Interest Payments on Borrowed Funds[1]	[●]%
Distribution and Service Fees[5]	[●]%
Other Expenses[2]	[●]%
Acquired Fund Fees and Expenses[3]	[●]%
Total Annual Expenses[4]	[●]%
Fee Waiver and Reimbursement	([●]%)
Total Annual Expenses (after fee waiver and reimbursement)[4]	[●]%

[1]	“Interest payments on borrowed funds” is estimated based on the interest rate currently in effect with respect to the Fund’s credit facilities and includes the ongoing commitment fees payable under the terms of the credit facilities.

[2]	Other Expenses represents professional fees and other expenses incurred by the Fund, including, without limitation, administration fees, custody fees, trustee fees, insurance costs, financing costs and other expenses that the Fund bears directly. Other Expenses does not include the indirect fees and expenses paid by the Deal Series Vehicle’s underlying portfolio company. The Fund’s Other Expenses will increase as a percentage of the Fund’s average net assets if the Fund’s assets decrease. Other Expenses are estimated. Actual fees and expenses may be greater or less than those shown.

[3]	Acquired Fund Fees and Expenses are an indirect cost. The Deal Series Vehicles through which the Fund expects to typically acquire and hold its Private Equity Investments will generally cause the Fund to incur annual fees of approximately 1-1.25%. Specifically, Private Equity Co-Investors that sponsor and/or manage such Deal Series Vehicles will earn annual fees from each such vehicle based on invested capital, and will also generally be entitled to certain carried interest depending on the performance of the applicable Private Equity Investment held by each such Deal Series Vehicle. Shareholders will pay a pro rata share of asset-based and carried interest fees associated with the Fund’s underlying investments, including its Deal Series Vehicles, along with the Fund’s share of any associated operating expenses of such Deal Series Vehicles.

[4]

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (including Deal Series Vehicle expenses) and extraordinary expenses), to the extent that they exceed [●]% per annum of the Fund’s average daily net assets attributable to the shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Adviser may not recoup expenses should the recoupment cause the Fund to exceed the lesser of (i) the expense cap in place at the time of waiver or (ii) the time of recoupment. The Expense Limitation Agreement will remain in effect at least until [●], 2020, unless and until the Board approves its modification or termination. The agreement may be terminated only by the Fund’s Board on 60 days written notice to the Adviser. The expense reimbursement agreement will terminate 120 days after the Fund’s first fiscal year-end. See “Management of the Fund.”

[5]	Early Repurchase Fee - A [--]% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from an investor at any time prior to the day immediately preceding the one-year anniversary of the investor’s purchase of the shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year, which is the length of the contracted Expense Limitation Agreement):

	1 Year	3 Years	5 Years	10 Years
Shares	$[●]	$[●]	$[●]	$[●]

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

PRIVACY POLICY

This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its investors and former investors (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).

The Fund may collect nonpublic personal information about investors that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.

The Fund only uses and re-discloses third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third parties (other than Fund service providers), unless the original third party could have legally shared with such a party.

The Fund does not disclose any nonpublic personal information about investors or former investors to nonaffiliated third parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third parties, other than in their capacity as service providers of the Fund.

The Fund may share information when it is necessary to effect, administer, or enforce a transaction for an investor or if an investor initiates a request for the Fund to share information with an outside party. All requests by investors must be received in writing from the investor or the investor’s authorized representative.

It also may be necessary under anti-money laundering and similar laws to disclose information about investors in order to accept subscriptions from them. The Fund also will release information about investors if compelled to do so by law in connection with any government request or investigation, or if any investors direct the Fund to do so.

USE OF PROCEEDS

The net proceeds of the continuous offering of the Fund’s shares, after payment of any applicable sales load, will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt. The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest appropriately.

THE FUND

The Fund is a newly organized Delaware statutory trust registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund has elected and intends each year to qualify and be eligible to be treated as a RIC under the Code. The Fund’s principal office is located at 175 Varick Street, New York, NY, and its telephone number is 1-888-[●]-[●]. The Fund is authorized to issue an unlimited number of shares. No shareholder has the right to require redemption or repurchase of any shares by the Fund or to tender shares to the Fund for repurchase. Shareholders are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation through investing in direct private equity co-investments in operating companies (“Private Equity Investments”). The Fund seeks to generate a return profile that is similar to the U.S. buyout segment of the private equity market while mitigating many of the traditional issues that private equity fund of funds created for their investors. Specific issues historically have been multiple layers of high fees, J-curve issues, fund duration, and cash drag.

The Fund expects to access co-investment opportunities through Portfolio Advisors and other potential Private Equity Co-Investors, in percentages determined at the discretion of the Fund’s Adviser. Each Private Equity Co-Investor acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Private Equity Co-Investor must operate within the constraints of the Fund’s investment objective, strategies, and restrictions. In pursuing its investment objective, the Fund expects to initially allocate substantially all of its assets to the Sub-Adviser.

The Sub-Adviser will be responsible for investing any cash in the Fund’s portfolio not otherwise directly invested in Private Equity Investments as determined by the Adviser. The Sub-Adviser will manage such amounts in cash, cash equivalents, and a public equity strategy that will seek to provide a return profile that is similar to the U.S. buyout segment of private equity, but without the illiquid barrier traditional in private equity. The Sub-Advisor may incorporate hedging techniques to the public equity strategy in order to reduce volatility which could also reduce potential returns. The Fund’s allocation to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments generally offered through Portfolio Advisors. Private Equity Co-Investors typically receive direct co-investment opportunities in conjunction with private equity funds in which they have previously invested. General partners may offer such opportunities to access additional capital, to secure particular expertise and/or to strengthen their investor relationships, among other reasons. Following the initial allocation to the Sub-Adviser, the Fund expects to target allocating approximately 80% of its assets to Private Equity Investments sourced by Portfolio Advisors and approximately 20% of its assets to the Sub-Adviser.

Portfolio Advisors will form and facilitate investments through feeder LLC pass-through vehicles referred to as “Deal Series Vehicles” into limited liability companies (“LLCs”) or other similar entities (referred to as “aggregators”) that will indirectly hold private equity securities through participation in co-investment opportunities (alongside private equity managers that Portfolio Advisors has relationships with) that meet the Fund’s private equity investment criteria. In addition, to facilitate the investment process, Portfolio Advisors will be appointed as managing member, and may otherwise own an interest in, each Deal Series Vehicle. The Fund will be the majority owner of each Deal Series Vehicle. Income derived from the Fund’s investment in these vehicles will constitute qualifying income to the Fund. These vehicles are not registered under the 1940 Act and are therefore not subject to all of the investor protections of the 1940 Act. Similar arrangements will be created should the Fund engage other Private Equity Co-Investors.

At all times, the Fund and the Deal Series Vehicles will own only a minority ownership interest in each underlying such aggregator (less than 50%). Each aggregator will hold one individual investment opportunity. An aggregator serves as an efficient vehicle for one single party to efficiently take control of, and manage a Private Equity Investment while allowing multiple “co-investors” to participate in the transaction. Aggregators are often referred to as “blocker corporations” and also protect participating investors from tax complications that can result from directly owning shares of private companies. The investments will be able to rely on the investment company exemption provided by Section 3(c)(7) or 3(c)(1) of the 1940 Act. However, no investments will be made into blind pool private equity funds (“private equity funds”). The aggregators will each be majority-owned by unaffiliated, institutional qualified purchasers (as defined under Section 2(a)(51) of the Investment Company Act), and the aggregators will be overseen by the applicable underlying General Partner sponsoring the deal.

Each Deal Series Vehicle established for an investment is expected to charge an annual fee equal to approximately 1% on committed capital to the Fund (which will be built into the operative agreements governing such Deal Series Vehicles) and upon liquidation of the underlying aggregator for each co-investment, a potential carried interest charge of 20% will be passed to Portfolio Advisors, as Managing Member of the Deal Series Vehicle through which the Fund invested.

Typical private equity management fees are based off of committed capital (usually 2%), which means that investors begin paying fees from the day they commit money to the fund, even before capital is deployed. But, Co-Investment fees payable to Portfolio Advisors are only charged on invested capital (capital that is put into actual deals), where there is a 2% annual fee for the first 3 years of a co-investment with a step down to 1% annually until the investment is exited.

The Fund does not consider Portfolio Advisors to be an affiliate for purposes of Section 17 under the 1940 Act, and any co-investments with other entities controlled or managed by Portfolio Advisors would not generally be subject to the restrictions set forth in Section 17.

The Fund is able to gain private equity exposure by investing directly into the Deal Series Vehicles and aggregators. The investments will abide by the Fund’s fundamental and non-fundamental investment restrictions.

If the Board determines that the Fund’s investment objective should be changed, shareholders will be given written notice that will precede or accompany the Fund’s next tender offer. Such a change, however, can be effected without shareholder approval.

The Fund concentrates investments in the private equity industry, meaning that under normal circumstances, it allocates over 80% of its assets to Private Equity Investments through Deal Series Vehicles managed by Portfolio Advisors and up to 20% of its assets to the Sub-Adviser. The Adviser consider an issuer to be principally invested in private equity if 50% or more of its assets are attributable to private equity. Securities from Private Equity Investments include common stock, partnership or similar interests, blocker corporations, aggregator vehicles, convertible or non-convertible preferred stock of companies that are not publicly traded.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

●	Access to Institutional Managers — Many of the Private Equity Investments in which the Fund is expected to invest are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.

●	Multi-Strategy, Multi-Manager Investment Strategy — Given the investment strategy of the Fund, investors are able to execute a multi-strategy, multi-manager, multi-sector strategy by making a single investment in the Fund.

●	Customized Private Equity Strategy in Line with Fund Objectives — Portfolio Advisors’ long-term relationships with private equity managers provide investment opportunities for the Fund that may not otherwise be available for individual, non-institutional investors. These include opportunities only presented to specific limited partners of private equity manager’s funds and a lack of fees at the private equity manager’s level which lower costs for the ALTI Fund’s investors.

The SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Objective and Policies.”

Private Equity Co-Investments

The Adviser considers an issuer to be principally invested in private equity if 50% or more of its assets are attributable to private equity. The Fund expects to make co-investments in such private equity issuers. Co-investments investments involve acquiring an interest in securities issued by an operating company. Such investments are typically made as co-investments alongside private equity funds and their managers, and are usually structured such that the lead investor holds a controlling interest. The Fund does not consider Portfolio Advisors to be an affiliate for purposes of Section 17 under the 1940 Act, and that any co-investments with other entities controlled or managed by Portfolio Advisors would not generally be subject to the restrictions set forth in Section 17.

Portfolio Advisor’s Co-Investment Team focuses on: (i) seeking to secure access to attractive co-investment opportunities; (ii) sharing and presenting such co-investment opportunities to the Adviser; and (ii) underwriting and reporting on the investments to which the Adviser chooses to allocate capital. The Fund will generally invest in Private Equity Investments located and evaluated by Portfolio Advisors through Deal Series Vehicles sponsored or managed by Portfolio Advisors. Portfolio Advisors will not, however, serve as an adviser, broker or dealer to the Fund, either pursuant to a consultancy agreement or otherwise.

Asset Allocation. The Fund expects to initially allocate substantially all of its assets to the Sub-Adviser. The Fund’s allocation to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. The Adviser expects to employ an asset allocation strategy that seeks to exploit the diversification of the Fund’s investments across leveraged buyout opportunities in the North America geographic region.

The ALTI Investment Committee will create specified parameters for what types of deals should be presented to the Committee for review. Parameters may include, but are not limited to geography, size, industry, and manager.

In selecting Co-Investment Opportunities, the Committee Members will review a number of factors before making an investment decision which will typically include: historical financial information and projected results; industry information and the company’s position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies.

The Investment Committee will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

Lastly, the Investment Committee will conduct a detailed review of each co-investment as it passes through the due diligence stages. The Investment Committee will also review periodic updates on the investments they previously authorized the Fund to purchase.

Access. The Fund is expected to provide shareholders with access to Private Equity Investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

Commitment Strategy. The Adviser and Sub-Adviser’s plan to manage the Fund’s commitment strategy, including through the use of direct co-investment opportunities and the Sub-Adviser’s liquid private equity alternative strategy to minimize “cash drag” on Fund returns as compared to its underlying portfolio. “Cash drag” refers to the opportunity cost of a fund holding a portion of its investment portfolio in cash to either provide liquidity to shareholders or take advantage of future investment opportunities. The Adviser intends to manage the Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

The commitment strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible by allocating capital immediately into a public market strategy managed by the Sub-Adviser and through making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of shares by shareholders and any distributions made to shareholders.

The Sub-Adviser

Numeric Investors LLC (the “Sub-Adviser”) may invest in all types of equity securities and equity-linked instruments across a range of market capitalizations, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, futures, options, trust certificates, partnership interests, shares of investment companies (including exchange-traded funds (“ETFs”)), equity participations and other structured instruments with similar features and may have holdings in derivatives, money market instruments, deposits, cash and/or cash equivalents. The Sub-Adviser may also purchase sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts (certificates evidencing ownership of shares of a non-US issuer as an alternative to directly purchasing the underlying securities in their national markets and currencies).

Investments managed by the Sub-Adviser are meant to serve as a temporary cash-management instrument for investors while the Fund waits to invest in Private Equity Investments. The Sub-Adviser seeks to build a portfolio of cash, cash equivalents, and a public equity strategy that seeks to generate a return profile that is similar to the U.S. buyout segment of private equity. The Sub-Advisor may incorporate hedging techniques to the public equity strategy in order to reduce volatility which could also reduce potential returns. Investments managed by the Sub-Adviser offer liquidity to shareholders, carry no incentive fees, and may invest in all types of equity securities and equity-linked securities across a range of market capitalizations. The Investments managed by the Sub-Adviser are subject to the Board's determination to allow a tender offer in its sole discretion. Following the initial allocation during the ramp -up period, the Fund expects to allocate approximately 20% of its assets to the Sub-Adviser. The investments managed by the Sub-Adviser will be liquidated after all Private Equity Investments have been liquidated.

The Sub-Adviser seeks to implement its investment strategy by using a systematic process to build an actively-managed portfolio of public equities with private equity characteristics.

Financial instruments will be selected for purchase or sale by the Sub-Adviser using quantitative stock selection models developed by the Sub-Adviser. Specifically, the Sub-Adviser follows a three step investment process:

-	Create a PE Weighted benchmark. Using the standard Russell 2500 Index constituents as a starting point, build a modified cap weighted benchmark that is tilted toward sectors and industries favored by PE firms. The tilts are based on actual private equity deals.

-	Screen out stocks with qualities that would not be present in typical private equity investments using several criteria, including, but not limited to, stock-specific relative value and profitability metrics.

-	Construct a long-only, risk-aware portfolio that incorporates transaction costs.

The Sub-Adviser regularly refines, tests and validates the results of its models, screens, and tools. The Sub-Adviser may use any combination of these models, screens, and tools as well as other innovations developed by the Sub-Adviser from time to time.

Portfolio Advisors

The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors LLC (“Portfolio Advisors”), an unaffiliated investment management firm. Portfolio Advisors is expected to provide the Fund with such access through the firm’s relationships with over 250 different private equity general partners. Portfolio Advisors was founded in 1994 and has over 100 professionals managing $26.9 billion in assets as of December 31, 2019. Since the inception of its first dedicated co-investment vehicle in 2011, Portfolio Advisors has reviewed numerous co-investment opportunities sourced through a number of channels, and has relationships with approximately 250 general partners. Private Equity Co-Investors such as Portfolio Advisors typically receive direct co-investment opportunities in conjunction with private equity funds in which they have previously invested. General partners may offer such opportunities to access additional capital, to secure particular expertise and/or to strengthen their investor relationships, among other reasons.

The Adviser reserves the right to enlist multiple Private Equity Co-Investors to help source investment opportunities. The goal of the Adviser through the use of these relationships is to gain access to direct investment opportunities sponsored by leading private equity general partners which most institutional and individual investors would not normally be able to access.

The Adviser reserves the right to turn down any opportunity that Portfolio Advisors presents if the Adviser finds it not to fit the investment criteria set for the fund and can engage as many other Private Equity Co-Investors at one time as the Adviser sees appropriate.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser will seek to maintain close contact with the Fund’s portfolio companies and to monitor the performance of portfolio companies and developments at the portfolio companies that are material. By tracking commitments, distributions, valuations, and other pertinent details, the Adviser will seek to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

●	diversifying commitments through a variety of underlying managers, and types of deals;
●	actively managing cash and liquid assets;
●	model and actively monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment; and
●	seeking to establish credit lines to provide liquidity to satisfy tender requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of shares by shareholders, the Adviser may from time to time determine to liquidate a portion of the Fund’s investments managed by the Sub-Adviser.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. In implementing the Fund’s liquidity management program, so as to minimize “cash drag” while providing the necessary liquidity to support the Fund’s private equity investment strategies and potential tender of Fund shares, the Fund is expected to allocate a portion of the Fund’s assets with the Sub-Adviser which will be approximately 20% upon full investment.

While the Fund does not expect to utilize leverage outside of leverage employed at the direct private equity portfolio company level, the Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The foregoing restriction does not include leverage by the underlying portfolio companies.

Investment Process. The Fund expects to focus investment opportunities primarily on U.S.-based large-cap leveraged buyouts. Portfolio Advisors is expected to identify investment opportunities by focusing on established, profitable, U.S.-based businesses (rather than early stage or emerging markets). Portfolio Advisors presents deals sourced firm-wide through a number of sources. Of all deals reviewed, a certain percentage are generally passed on to a multi-stage initial diligence process. The due diligence process typically entails review of relevant materials pertaining to the investment opportunity (e.g. management presentation, confidential information memorandums, third-party diligence reports, etc.), extensive financial analysis and diligence sessions with the lead private equity sponsor. The Fund does not expect to enter into unfunded commitments or acquire interests in real property or real estate mortgage loans. At times, underlying private equity sponsors may request that co-investors participate in future financing rounds for the underlying portfolio company. If the co-invest chooses not to participate, this may dilute the value of the co-investor’s equity in the portfolio company.

The Adviser expects to regularly communicate with Portfolio Advisors to obtain statistical and factual information regarding general economic favors and trends.  This interaction is intended to facilitate the Adviser’s ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents.  It also provides ongoing due diligence feedback, as additional co-investments with a particular Investment Fund Manager are considered.  The Adviser may also perform background and reference checks on Investment Fund personnel.

ALTI’s Investment Committee is made up of three investment professionals with over 30 years of collective experience in evaluating and investing in private equity opportunities. The ALTI Investment Committee will create specified parameters on what types of deals that they should present to the Committee for review. Parameters may include, but are not limited to geography, size, industry, and manager.

In selecting Co-Investment Opportunities, the ALTI Committee will review a number of factors before making an investment decision which will typically include: historical financial information and projected results; industry information and the company’s position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies.

The Investment Committee will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

Lastly, the Investment Committee will conduct a detailed review of each co-investment as it passes through the due diligence stages. The Investment Committee will also review periodic updates on the investments they previously authorized the Fund to purchase.

The Fund has qualified and elected, and intends to qualify in the future, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its liquid assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio manager(s) are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between [●]% and [●]%. The portfolio turnover rate is not expected to exceed [●]% but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate.

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund, you should consider the following risks carefully. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Risks Related to the Investment Strategy of the Fund

Private Equity Investments Generally. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Market conditions, however, can affect the availability of such financing, limiting the ability of private equity to obtain the required financing. Securities issued by private partnerships may be more illiquid than securities issued by other portfolio funds generally because the partnerships' underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.

Potential Loss of Investment. An investment in the Fund is speculative and involves substantial risks. Investors may lose their entire investment. No subscriber should have any need for any monies invested in the Fund to meet current needs or ongoing financial requirements.

Market Risk. An investment in shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the Private Equity Investments and/or the securities owned by the Fund. The value of these the Private Equity Investments and/or securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets (allocation risk does not extend to the Sub-Adviser). There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Lack of Control. The Adviser and Portfolio Advisors will not have any control over the investment or operational decisions made by the companies in which the Fund invests. Although the Adviser will regularly evaluate each portfolio company and its management team to determine whether their respective investment programs are consistent with the Fund’s investment objective, neither the Adviser nor Portfolio Advisors will have any control over the investments or operational decisions made by a portfolio company. The Adviser and Portfolio Advisors will be partially dependent on information provided by the portfolio company, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any portfolio company and will not have the ability to exercise any rights attributable to an investor in any such portfolio company related to its investment.

Valuation. Private Equity Investments are not publicly traded securities, and the Fund may consider information provided by the manager or portfolio company of the applicable Private Equity Investment to determine an estimated value of the Fund’s investment therein. The valuation provided as of a specific date may vary from the actual sale price that may be obtained if such investments were sold to a third-party. To determine the estimated value of the Fund’s investments, the Adviser considers, among other things, quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value the Fund’s shares accurately.

Investors must understand that (i) the fair value of the Fund's investments, and particularly its Private Equity Investments, may be materially higher or lower than the cost of such investments and may vary over time, (ii) such valuations may or may not be based on valuations provided or verified by third party valuation firms, and (iii) the ultimate realized value of any investment may be materially different from its fair value as reported in the Fund's financial statements.

The Fund determines its month-end net asset value based upon the quarterly valuations reported by Portfolio Advisors with respect to the Deal Series Vehicles it manages, which may not reflect market or other events occurring subsequent to the quarter-end.  The Fund will fair value its holdings in co-investments to reflect such events, consistent with its valuation policies.  Additionally, the valuations reported by Portfolio Advisors with respect to the Deal Series Vehicles it manages may be subject to later adjustment or revision by the Fund.  For example, fiscal year-end net asset value calculations of the co-investments may be revised as a result of audits by their independent auditors.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations or revisions to the net asset value of a direct private equity co-investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Shares.  New Shareholders may be affected in a similar way.

Trade Error Risk. Given the volume, diversity and complexity of transactions executed by the Sub-Adviser on behalf of the Fund, investors should assume that trading errors (and similar errors) will occur. To the extent an error is caused by a counterparty, such as a broker, the Sub-Adviser generally attempts to recover any loss associated with such error from such counterparty. To the extent an error is caused by the Sub-Adviser, a formalized process is in place for the resolution of such errors. If such errors result in gains to the Fund, such gains will be retained by the Fund. However, if such errors result in losses, they will be borne by the Sub-Adviser in accordance with its internal policies unless otherwise determined by the Board.

Risks Related to Private Equity Investments and Other Investments

Private Equity Investment Risk. Investment in Private Equity Investments involve the same types of risks associated with an investment in an operating company. The eventual success or failure of private equity investing depends on the ability of the Adviser and Portfolio Advisors to attract and develop a steady flow of quality investment opportunities to analyze. Generally, little public information exists about privately held companies, and the Adviser and Portfolio Advisors will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Adviser and Portfolio Advisors are unable to uncover all material information about these companies, they may not make a fully informed presentation to the Adviser and the Fund may lose money on these investments. Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

Sector Concentration. The 1940 Act requires the Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The Fund may concentrate its investments in specific industry sectors, which means it may invest more than 25% of its assets in a specific industry sector.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Fund to risks associated with these sectors.

Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the transportation sector, thereby exposing the Fund to risks associated with this sector.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.

Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Fund has significant exposure to natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.

Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC common stock may be less liquid than exchange-traded stock.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral, and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high-yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks, especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Options Risk. The Sub-Adviser on behalf of the Fund may incur risks associated with the sale and purchase of call options and/or put options. The seller (writer) of a call option, which is covered (i.e., the writer holds the underlying security), assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. Purchasing securities to cover the exercise of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium investment in the call option. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security if the market price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Derivative Instruments Generally. The Sub-Adviser on behalf of the Fund may use futures, options, swaps and other derivatives for investment purposes, for efficient portfolio management and to enhance investment performance. The Fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Use of these strategies involves certain special risks, including: (i) dependence on the Sub-Adviser’s ability to predict movements in the price of securities and movements in interest rates; (ii) imperfect correlation between movements in the securities or currency on which a futures or options contract is based and movements in the securities or currencies; (iii) the absence of a liquid market for any particular instrument at any particular time; (iv) the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty; (v) possible impediments to effective portfolio management or the ability to meet repurchase requests or other short-term obligations because of the percentage of the Fund’s assets segregated to cover its obligations; and (vi) the degree of leverage inherent in futures trading, i.e., the low margin deposits normally required in futures trading means that futures trading may be highly leveraged. Accordingly, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the Fund. These financial instruments may produce an unusually or unexpectedly high amount of losses. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative financial instruments that are not presently contemplated for use or that are currently not available, but that may be developed, to the extent such opportunities are both consistent with the investment objective of the Fund and believed by the Sub-Adviser to be legally permissible. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative financial instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

Derivatives are highly specialized financial instruments that require investment techniques and risk analyses that are often different from those associated with the underlying securities to which they relate. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Because the markets for certain derivatives are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Sub-Adviser may wish to retain the Fund’s position in the derivative by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

When managing the Fund’s exposure to market risks, the Sub-Adviser may from time to time use forward contracts, options, swaps, credit default swaps, caps, collars and floors or pursue other strategies or use other forms of derivative securities to limit exposure to changes in the relative values of investments that may result from market developments, including changes in prevailing interest rates, currency exchange rates and commodity prices. The success of any hedging or other derivative transactions generally will depend on the ability to correctly predict market changes, the degree of correlation between price movements of a derivative financial instrument, the position being hedged, the creditworthiness of the counterparty and other factors. As a result, while the Fund may enter into a transaction in order to reduce exposure to market risks, the transaction may result in poorer overall investment performance than if it had not been executed. Such transactions may also limit the opportunity for gain if the value of a hedged position increases.

Futures. The Sub-Adviser may invest in futures on behalf of the Fund. Transactions in futures contracts carry a high degree of risk. Though the futures contract may require a much smaller amount of margin to be provided in comparison to the economic exposure which the futures contract provides to the relevant investment, index, rates, currency or physical commodity, investment in a futures contract creates a “gearing” or “leverage” effect. This means that a small margin payment can lead to enhanced losses as well as enhanced gains. It also means that a relatively small movement in the underlying reference investment, index, rate, currency or physical commodity can lead to a much larger proportional movement in the value of the futures contract. This may be to the financial benefit of the Fund as well as its detriment.

Futures positions may be illiquid because, for example, many commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits”. Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or a regulator may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks. Furthermore, low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

The CFTC and US commodities exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on US commodities exchanges. All accounts managed and controlled by an investment adviser and its principals will be combined (that is, aggregated) for position limit purposes. The possibility exists that from time to time the positions held or controlled by the Sub-Adviser may have to be modified or liquidated to avoid exceeding applicable position limits, even though the positions attributable to the Fund do not themselves trigger the position limits, which could result in substantial costs and losses to the Fund.

In addition, the US Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly expanded the CFTC’s authority to impose position limits with respect to futures contracts, options on futures contracts, swaps that are economically equivalent to futures or options on futures, swaps that are traded on a regulated US exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful in this second try, the size or duration of positions available to the Fund may be severely limited. All accounts owned or managed by the Sub-Adviser are likely to be combined for speculative position limit purposes. The Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, a default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Risks Associated with Investments in Non-US Securities. The Fund may invest its assets in equity and equity related securities of non-US issuers, depository receipts and other securities or instruments that represent an indirect interest in securities of non-US issuers, collective vehicles that invest in non-US securities and other securities, derivatives or instruments whose performance is linked to the performance of non-US securities or baskets of non-US securities. Investments in non-US securities are affected by risk factors generally not thought to be applicable to investments in the United States. Such factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-US securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-US issuer or the difficulty of interpreting financial information prepared under non-US accounting standards; less liquidity and more volatility in non-US security markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking the legal process outside of the US and enforcing contractual obligations; and the difficulty of assessing economic trends in non-US countries. Moreover, governmental issuers of non-US securities or other instruments may be unwilling to repay principal and interest due when due, and may require that the conditions for payment be renegotiated. Investment in non-US countries also involves higher brokerage and custodian expenses than does investment in US securities traded on a US securities exchange or market.

Risks Related to the Fund’s Operations

No Operating History. The Fund is a non-diversified, closed-end management investment company with no performance history that investors can use to evaluate the Fund’s investment performance. The operating expenses for funds with no or limited performance histories, including start-up costs, which may be significant, may be higher than the expenses of established funds.

Shareholder Dilution Risk. During the initial ramp-up period, shareholders should expect that they will, at the completion of subsequent Closings, own a smaller proportional interest in the Fund as a result of such Closings. The Adviser cannot state precisely the amount of any such dilution in ownership that will occur during the ramp-up period because it does not know at this time the amount that each subsequent Closing will be in relation to the Fund’s then-current shares outstanding. Shareholders will experience a disproportionately greater decrease in their participation in the Fund’s earnings and assets and their voting power than the increase the Fund will experience in its assets, potential earning power and voting interests due to such Closings. Further, if existing shareholders do not purchase any shares at a subsequent Closing to maintain their percentage interest, their voting power will be diluted.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Adviser, the Sub-Adviser, Portfolio Advisors, Private Equity Co-Investors, and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Distribution Policy Risk. Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return from such investment, subject to Board approval. The timing of these distributions will be made in accordance with IRS regulations. The distribution policy may be modified by the Board from time to time. All or a portion of a distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Board is expected to convene semi-annually to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a semi-annual basis and will typically have a valuation date as of June 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such semi-annual period).

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee) and expenses of the Fund. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities Private Equity investments are expected to pay approximately 1% fee annually on committed capital (which will be built into the feeder vehicles) and upon liquidation of the aggregator (each co-investment) a carried interest charge that will be passed to the applicable Private Equity Co-Investor. Shareholders will pay a pro rata share of asset-based and carried interest fees associated with the Fund’s underlying investments.

Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s, the Adviser’s and the Sub-Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Adviser and the Sub-Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Dodd-Frank Act. The impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, significantly reduce the profitability of the Fund or impair the ability of the Fund to achieve its investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s and the Sub-Adviser’s exposure to potential liabilities.

Liquidity Risk. The Fund is a closed-end investment company structured as a “tender offer fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares, and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Illiquid Investments. Investments held by the Fund directly may be or become illiquid which may affect the ability of the Fund to exit such investments and the returns made by the Fund. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for the Fund to liquidate positions and thereby might expose the Fund to losses.

Management Risk. The net asset value of the Fund changes daily based on the performance of the Private Equity Investments and/or securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular Private Equity Investment and/or security in which the Fund invests respectively may prove to be incorrect and may not produce the desired results. Certain principals of the Adviser do not have experience in managing a closed-end fund.

Repurchase Policy Risks. Repurchases by the Fund of its shares typically will be funded by liquidating the Fund’s investments managed by the Sub-Adviser. Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Use of Leverage. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders, or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment and may lose all of its capital.

Risks Relating to Accounting, Auditing and Financial Reporting. The Fund may invest in portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Reliance on Service Providers. Other than its officers, the Fund has no employees. The Fund must therefore rely upon the performance of service providers to perform its executive functions. In particular, the Adviser, the Sub-Adviser, the Administrator, the Custodian, the Transfer Agent, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. The Fund is dependent on the Adviser for certain management services as well as back-office functions. The Adviser, Portfolio Advisors, Private Equity Co-Investors and the Sub-Adviser depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. Information technology systems are also used to trade in the underlying investments of the Fund. It is possible that a failure of some kind that causes disruptions to these information technology systems could materially limit the Adviser’s, Portfolio Advisors’, Private Equity Co-Investors’ or Sub-Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Sub-Adviser to process trades with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Adviser, Sub-Adviser or service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Adviser’s or Sub-Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Adviser’s or Sub-Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Adviser and Sub-Adviser will identify or prevent any such misconduct.

RIC Qualification Risk. Special tax risks are associated with an investment in the Fund. The Fund elects to, and meets the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Fund and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to shareholders. These distributions are taxable as ordinary income or capital gains to the shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See “Certain Tax Considerations” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a non-deductible 4% excise tax with respect to the Fund’s non-distributed amounts.

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund. To the extent that such financial intermediary exercises collective influence over such investors’ decisions to request repurchase of shares, the Fund may make larger tender offers than would otherwise be the case. Substantial acceptance of the Fund’s offers to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Fund and the value of the shares.

Similarly, if such financial intermediaries exercise collective influence over such investors’ voting of such shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser or Sub-Adviser to the Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the shares.

Market Conditions Risk. Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable. From time to time, multiple markets could move together against the Fund’s investments, which could result in significant losses. Such movement would have a material adverse effect on the performance of the Fund and returns to shareholders. The Adviser and Sub-Adviser have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities. Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to shareholders.

The instability in the financial markets in prior years has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The prices of the Funds’ investments, and therefore the NAV of the Fund, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the United States, the Fund also is subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financing or refinancing. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact our investment funds and portfolios and/or our business.  For example, uncertainties regarding the novel Coronavirus (COVID-19) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. In the event of a pandemic or an outbreak, there can be no assurance that we or our and our investment funds’ and portfolios’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

ERISA Matters. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, or the Employee Retirement Income Security Act of 1974 (“ERISA”), or both, which may be relevant in deciding whether such an investor should invest in the Fund. There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such an investor before investing in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. The Board is comprised of three Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

ALTI, LLC serves as the Fund’s investment adviser (the “Adviser”). The Adviser, located at 175 Varick Street, New York, NY, is a limited liability company. The Adviser formed in [●] has not previously managed a regulated investment company. Since its inception, the Adviser’s activities have been limited to organizational and fundraising activities.

ALTI’s Investment Committee will make all private equity investment decisions on behalf of the Fund. The Investment Committee is made up of three investment professionals with over 30 years of collective experience in evaluating and investing private equity opportunities. The Investment Committee will create specified parameters for Portfolio Advisors on what types of deals that they should present to the Committee for review. Parameters may include, but are not limited to geography, size, industry, and manager.

The Fund is a party to an investment management agreement with the Adviser (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund; buys, retains and sells the Fund’s portfolio investments; selects brokers or dealers to execute transactions; provides investment research; maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund; and furnishes all other services required in connection with management of the Fund. The discussion regarding the Board's basis for approving the Advisory contract will be included in the annual/semi-annual report, as applicable.

In consideration of the Advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of [●]% ([●]% on an annualized basis) of the Fund’s [month-end net assets/daily net assets]. The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the [daily/monthly] net assets of the Fund as of the close of business [each business day/on the last business day] of each month (including any assets in respect of shares that will be repurchased as of the end of the month). Shareholders will bear indirectly a pro rata share of these asset-based and carried interest fees associated with the Fund’s underlying investments, along with the Fund’s share of any associated operating expenses of such Deal Series Vehicles.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed [●]% per annum of the Fund’s average daily net assets. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain until [●], 2020, unless and until the Board approves its modification or termination. The expense reimbursement agreement will terminate 120 days after the Fund’s first fiscal year-end. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

Sub-Adviser

Numeric Investors LLC serves as the Fund’s Sub-Adviser. The Sub-Adviser is a limited liability company organized under the laws of the State of Delaware, United States, and is a majority-owned indirect subsidiary of Man Group plc. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, registered with the CFTC as a commodity pool operator and is a member of the National Futures Association. Numeric Investors LLC was founded in 1989, manages assets for clients globally and has been investing in various financial instruments on behalf of its clients, including, without limitation, foreign securities for many years. The Sub-Adviser will be responsible for investing any cash in the Fund’s portfolio not otherwise directly invested in Private Equity Investments as determined by the Adviser. The Sub-Adviser will manage such amounts in financial instruments that will seek to provide a return profile that is similar to the U.S. buyout segment of private equity. Investments managed by the Sub-Adviser offer liquidity to shareholders, carry no incentive fees, and may invest in all types of equity securities and equity-linked securities across a range of market capitalizations. After the initial ramp-up period, the Fund expects to allocate approximately 20% of its assets to the Sub-Adviser. The investments managed by the Sub-Adviser will be liquidated after all Private Equity Investments have been liquidated. The discussion regarding the Board's basis for approving the sub-advisory contract will be included in the annual/semi-annual report, as applicable.

The Sub-Adviser will receive the Sub-Adviser Management Fee, which is an expense paid out of the Fund’s net assets.

Portfolio Advisors

The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors, an unaffiliated investment management firm. Portfolio Advisors traditionally focuses on investment opportunities in companies with established, profitable, U.S.-based businesses (rather than early stage or emerging markets). Portfolio Advisors’ Co-Investment Team reviews deals sourced firm-wide through a number of sources. Of all deals reviewed, a certain percentage are generally passed on to a multi-stage initial diligence process. The due diligence process typically entails review of relevant materials pertaining to the investment opportunity (e.g. management presentation, confidential information memorandums, third-party diligence reports, etc.), extensive financial analysis and diligence sessions with the lead private equity sponsor.

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions, LLC. (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as Administrator, Accounting Agent, and Transfer Agent. For its services as Administrator, Accounting Agent, and Transfer Agent, the Fund pays Ultimus a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out-of-pocket expenses.

Custodian

[●] with its principal place of business located in [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any interested Trustee of the Fund.

Ultimus is obligated to pay expenses associated with providing the services contemplated by a Master Services Agreement (administration, accounting, and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the Custodian and Transfer Agent, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s repurchase offers, (xii) distribution and shareholder servicing fees, (xiii) fees and expenses associated with the Fund's investment in Deal Series Vehicles or similar indirect investment structures, including fees and carried interest payable to Portfolio Advisors and any Private Equity Co-Investor in connection therewith, and, (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to a broker or dealer affiliated with the Adviser or Sub-Adviser is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A “control person” is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of ___________ 2019, the name, address, and percentage of ownership of each entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name & Address	Percentage Owned
None	N/A

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV as of the [each/last] Business Day [of each calendar month] as noted below, and at such other times as the Board, upon advice from the Adviser, may determine, including in connection with repurchases of shares.

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Investment Committee of the Adviser oversees the valuation of the Fund’s investments in accordance with written policies and procedures that the Board has approved for purposes of determining the value of securities held by the Fund, including, if applicable, the fair value of the Fund’s investments. The valuation of the Fund’s investments is ordinarily calculated monthly by Ultimus in its capacity as the Fund’s independent administrator, pursuant to the Trust’s valuation procedures and in consultation with the Adviser.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments. Potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to the selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”, if any).

The Adviser and the Sub-Adviser have each adopted policies and procedures and have structured their portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Any soft dollar payments utilized by the Sub-Adviser to pay for products and services will endeavor to be within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

Portfolio Advisors will also face conflicts of interest in allocating investment opportunities in Private Equity Investments between the Fund and other pooled investment vehicles they may manage or to which they may otherwise have obligations. Other Portfolio Advisors funds may also participate in other parts of the capital structure (ie. senior or subordinated debt to finance such transactions). Unlike the Advisers, however, Portfolio Advisors will have no express fiduciary duty to the Fund, but will only be bound by their respective commitments set forth in transaction agreement. In addition, Portfolio Advisors may face a conflict in presenting opportunities to the Fund' with respect to certain Private Equity Investments, in that Portfolio Advisors will only be entitled to receive fees through a Deal Series Vehicle they may sponsor to the extent the Adviser approves a particular investment.

REPURCHASES OF SHARES

No Right of Redemption

No shareholder or other person holding shares acquired from a shareholder will have the right to require the Fund to redeem the shares. No public market for shares exists, and none is likely to develop in the future. Consequently, shareholders may not be able to liquidate their investments other than as a result of repurchases of shares by the Fund, as described below.

Repurchases

The Fund may, from time to time, repurchase shares from its shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser generally recommends to the Board that the Fund offer to repurchase shares from shareholders biannually on the last Business Day of June and December (the “Valuation Date”).

The Fund will require that each tendering shareholder tender a minimum of $25,000.

In determining whether to accept the Adviser’s recommendation to repurchase interests, the Board may consider the following factors, among others:

● whether any shareholders have requested to tender shares to the Fund;

● the liquidity of the Fund’s assets;

● the investment plans and working capital and reserve requirements of the Fund;

● the history of the Fund in repurchasing shares;

● the availability of information as to the value of the Fund’s assets;

● the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

● any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares; and

● the recommendations of the Adviser.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all shareholders of the Fund. The value of a shareholder’s shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders, either in a mailing or through a publication of a summary advertisement in a newspaper, describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their shares by contacting the Administrator during the period at the contact number provided in the shareholder’s repurchase materials.

Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from its shareholders. The Fund does not impose any charges in connection with repurchases of shares.

The Fund expects to employ the following repurchase procedures:

● If the Board elects to offer to repurchase shares in the Fund, the Fund will send each shareholder a tender offer or publish a summary advertisement in a newspaper that explains the terms and conditions of the tender offer. This tender offer will be sent to shareholders or published at least 20 Business Days prior to the date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund.

● A shareholder choosing to tender shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of June or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.

● Promptly after the Notice Date Period, the Fund will issue to each shareholder whose shares (or portions of them) have been accepted for repurchase a repurchase instrument (the “Repurchase Instrument”), which will be held by an agent of the Fund, entitling the shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased shares.

● The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A shareholder who receives a Repurchase Instrument (the “Payee”) shall retain all rights, with respect to tendered shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund’s Agreement and Declaration of Trust. For purposes of calculating the value of the repurchased shares, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased shares until the Valuation Date. If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved, and the value of the repurchased shares will be calculated in accordance with the foregoing sentence.

● The initial payment (the “Initial Payment”) with respect to the Repurchase Instrument will be made in an amount equal to a certain amount of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) approximately the 35th day after the Valuation Date, or (2) in the sole discretion of the Board of the Fund, within ten Business Days after the Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Fund.

● The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

● Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for shares as would be available under the procedures described above. In the event that the Adviser or any of its affiliates holds shares in the capacity of a shareholder, the shares may be tendered for repurchase in connection with any tender offer made by the Fund.

A shareholder tendering only a portion of its shares for repurchase will be required to continue to hold shares with a value of at least $2,500 (except $1,000 for IRAs) (or any lower amount equal to the shareholder’s initial subscription amount) after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the value of the shareholder’s shares is above the minimum or to repurchase all of the shareholder’s shares.

The Fund expects to fund repurchases by liquidating its investment in the investments managed by the Sub-Adviser. Payment for repurchased shares may require the Fund to liquidate earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

The Agreement and Declaration of Trust grants the Board the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person, under certain circumstances and consistent with the federal securities laws.

DISTRIBUTION POLICY

Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return from such investment (after payment of any applicable carried interest to Portfolio Advisors), subject to Board approval. The timing of these distributions will be made in accordance with IRS regulations. The distribution policy may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the distribution policy from time to time.

U.S. FEDERAL INCOME TAX MATTERS

[TO BE UPDATED]

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of shares by U.S. shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, shareholders who are not U.S. persons (as defined in the Code), shareholders liable for the alternative minimum tax, persons holding shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired shares pursuant to this offering and will hold their shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective shareholders are encouraged to consult their own tax advisers regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. It is expected that a substantial portion, and possibly all, of the Fund’s distributions will be treated as ordinary income to its shareholders.

The Fund may be able to make distributions of capital gains received from Other Investment Vehicles in which the Fund has made a “qualified electing fund” election, as described in more detail below. Such distributions will generally be taxable to shareholders as long-term capital gain regardless of whether shareholders receive such payments in cash or reinvest the distributions in the Fund. A shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he or she receives from the Fund, regardless of how long the shareholder has held shares in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholders’ tax bases in their shares, and any such amount in excess of their bases will be treated as gain from the sale of shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Other Investment Vehicles, it could potentially make distributions to shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate shareholders. The Fund does not expect that it will make distributions to shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Certain Tax Considerations – Distributions to Shareholders.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the shareholder’s amount received and his or her adjusted tax basis in the shares. For non-corporate shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. After the end of each calendar year, shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on their share of the Fund’s income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (the “IRS”) in connection with distributions with respect to the shares unless shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting shareholders and the operations of the Fund and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Prospective investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to shareholders. It is the responsibility of each shareholder to file all appropriate tax returns that may be required. Each prospective shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with its overall investment plans.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on October 4, 2018. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $[●] billion limit on the Fund. The Fund does not intend to hold annual meetings of its shareholders. The Fund does not expect to issue senior securities.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after the liquidation of each Private Equity Investment. The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no preemptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. Ultimus will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell up to $[●] billion of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange, and the Distributor will not act as a market maker in Fund shares.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediary’s registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for backup withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

The Fund offers shares to investors who are U.S. persons. The minimum subscription for shares in the Fund is $25,000. Shares may only be sold to individual investors who qualify as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

Shares will be offered for purchase at NAV plus a sales charge of up to [●]% at Closings on the [first/each] Business Day [of each month] or at such other times as determined in the discretion of the Board. The Fund expects to conduct these Closings during the Fund’s initial three-year ramp-up period.

During the initial ramp-up period, shareholders should expect that they will, at the completion of subsequent Closings, own a smaller proportional interest in the Fund as a result of such Closings. The Adviser cannot state precisely the amount of any such dilution in ownership that will occur during the ramp-up period because it does not know at this time the amount that each subsequent Closing will be in relation to the Fund’s then-current shares outstanding. Shareholders will experience a disproportionately greater decrease in their participation in the Fund’s earnings and assets and their voting power than the increase the Fund will experience in its assets, potential earning power and voting interests due to such Closings. Further, if existing shareholders do not purchase any shares at a subsequent Closing to maintain their percentage interest, their voting power will be diluted.

Except as otherwise permitted by the Board, initial and subsequent purchases of shares will be payable in cash. Each initial or subsequent purchase of shares will be payable in one installment that will generally be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Fund, and a shareholder may subscribe for additional shares by completing an additional subscription agreement. The Fund reserves the right, in its sole discretion, to reject, in whole or in part, any subscription to purchase shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a shareholder until cleared funds have been received. Cleared funds must be available in such account no later than five Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the “Subscription Period”). Subscriptions received from prospective investors in advance of dates when shares may be subscribed for and monies may be transmitted to the Fund will be held by an agent for the Fund. Any interest earned in such instances will be credited to the Fund and not the investor.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms, and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent, or operational limitations applicable to such party, may affect or limit a shareholder’s ability to subscribe for shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the Selling Agent. It is the obligation of the Selling Agents to transmit orders received by them to the Distributor, so that they will be received in a timely manner.

Generally, a sales load of up to 0% is charged on purchases of shares. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

The Fund, acting through the Distributor and the Administrator, will have the sole right to accept orders to purchase shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the shares. The Shares will not be listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for the shares. None of the Fund, the Adviser, the Distributor or the Selling Agents intends to make a market in the shares. The Distributor has the exclusive right to distribute shares through the Selling Agents. The Distributor’s obligation is an agency or “best efforts” arrangement under which neither the Distributor nor any Selling Agent is required to purchase any shares.

A Selling Agent may engage one or more Sub-Selling Agents. Selling Agents and Sub-Selling Agents may charge a fee for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales charge or placement fee imposed by the Fund or a Selling Agent and will be in addition to any fees charged or paid by the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund.

Sub-Selling Agents also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Selling Agent or any other service provider of the Fund. Any terms and conditions imposed by a Sub-Selling Agent, or operational limitations applicable to such party, may affect or limit a shareholder’s ability to subscribe for shares or tender shares for repurchase, or otherwise transact business with the Fund. Investors should direct any questions regarding fees, terms, and conditions applicable to their accounts, or relevant operational limitations to the Sub-Selling Agent.

The amounts of any such payments may vary among the Selling Agents. The Adviser may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of shares. The Adviser or its affiliates also may pay from their resources additional compensation to the Selling Agents and/or Sub-Selling Agents in connection with placement of shares or servicing of shareholders (if such Selling Agent or Sub-Selling Agent serves as a Sub-Servicing Agent and enters into a servicing agreement with the Servicing Agent, as discussed below). As to each investor referred by a Selling Agent and/or Sub-Selling Agent, or serviced by a Sub-Servicing Agent, such additional compensation may range up to an annual rate of 1% of the value of the shares.

In some instances, these arrangements could result in receipt by the Selling Agents and/or Sub-Selling Agents and their respective personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which may be available with regard to or paid in connection with their placement of shares or interests of a different investment fund. Any shareholder or prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of the intermediaries to view the Fund more positively relative to other investment funds not making payments of this nature or making smaller such payments.

Selling Agents that are members of FINRA may not accept any compensation in connection with the Fund’s shares that exceeds the underwriting compensation limit set by FINRA.

Intermediaries may, in addition, charge a fee directly to investors for their services in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee will be in addition to any fees charged or paid by the Fund and will reduce the amount of an investor’s investment in the Fund. The payment of any such fees, and their impact on a particular investor’s investment returns, would not be reflected in the returns of the Fund. Shareholders should direct any questions regarding such fees to the relevant intermediary.

The Fund is indirectly subject to a Financial Industry Regulatory Authority, Inc. (“FINRA”) cap on compensation paid to FINRA member firms. The cap includes any placement agent fees and investor distribution and/or service fees. The maximum compensation payable to all FINRA member firms (in the aggregate) participating in the Fund’s distribution will comply with FINRA Rule 2341.

By Mail1

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to ALTI, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707:

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, post-dated online bill paychecks, or any conditional purchase order or payment. The Transfer Agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and must be signed exactly as the shares are registered.

[1]	NTD: To be updated to allow for initial purchases through ALTI’s website.

Signature Guarantees. If the shares to be redeemed have a value of more than $50,000 or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without advance notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-[●] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to: [●]

By Wire — Subsequent Investments

Before sending a wire, investors must contact Ultimus to advise it of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same-day pricing. The Fund and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $[●] for regular accounts and $[●] for retirement accounts on specified days of each month into your established Fund account. Please contact the Fund at 1-888-[●] for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-888-[●]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Ultimus will verify certain information on each account application as part of the Fund’s Anti -Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Ultimus at 1-888-[●] for additional assistance when completing an application.

If Ultimus does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $25,000. The Fund’s shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Amount Purchased	Dealer Reallowance*	Dealer Manager Fee	Sales Load as % of Offering Price	Sales Load as % of Amount Invested
Under $100,000			0	0
$100,000-$249,999			0	0
$250,000-$499,999			0	0
$500,000-$999,999			0	0
$1,000,000 and Above			0	0
*	Gross Dealer Concession paid to participating broker-dealers.
**	Selling brokers or other financial intermediaries that have entered into selling and/or intermediary agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of the shares.

Right of Accumulation

For the purposes of determining the right of accumulation, the Fund allows you to include prior purchases of the shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

●	an individual;

●	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

●	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children, as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in the shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you also may include (1) the cost of the shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for the shares, respectively, the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children under the age of 21 living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for backup withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to the shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to the shares.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Mayer Brown LLP, New York, NY.

REPORTS TO SHAREHOLDERS

The Fund will furnish to investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 811-23501). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information on how to obtain a paper copy of the Registration Statement or SAI without charge. Joseph Bonvouloir, President and Principal Executive Officer of the Fund. Sheryl Schwartz is the Chief Investment Officer of ALTI and Portfolio Manager of the Fund. Mr. Bonvouloir founded the Fund in 2018. The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

ALTI Private Equity Access Fund

 Statement of Additional Information

August 11, 2020

ALTI LLC

 175 Varick Street

 New York, NY 10014

Tel: (347) 644-2066

Ultimus Fund Distributors, LLC

 225 Pictoria Drive, Suite 450

Cincinnati, Ohio

 1-(888) XXX-XXXX

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of ALTI Private Equity Access Fund dated March 25, 2020 (the “Prospectus”), which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge upon request by contacting the Fund at 1-(888) xxx-xxxx or its principal underwriter and distributor, Ultimus Fund Distributors, LLC (the “Distributor”), at the address or telephone number shown above.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	2
REPURCHASES OF SHARES	7
RISK FACTORS	9
MANAGEMENT	23
CONFLICTS OF INTEREST	32
CONFLICTS OF INTEREST RELATING TO THE SUB-ADVISER	32
CONFLICTS OF INTEREST RELATING TO PRIVATE EQUITY CO-INVESTORS	33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES	33
CODES OF ETHICS	33
PROXY VOTING POLICIES AND PROCEDURES	33
ERISA CONSIDERATIONS	34
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
VALUATION	37
DISTRIBUTION	40
ADMINISTRATION, ACCOUNTING AND TRANSFER AGENT SERVICES AGREEMENTS	41
SERVICING AGENTS	41
CUSTODIAN	42
REPORTS TO SHAREHOLDERS	42
FISCAL YEAR	42
ACCOUNTANTS AND LEGAL COUNSEL	42
FINANCIAL STATEMENTS	42
CERTAIN TAX CONSIDERATIONS	42
APPENDIX A	46

GENERAL INFORMATION AND HISTORY

ALTI Private Equity Access Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. ALTI, LLC (the “Adviser”), a New York limited liability company, registered under the Advisers Act, serves as the Fund’s investment adviser. Numeric Investors LLC will serve as the Fund’s investment sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser on behalf of the Fund.

In pursuing its investment objective, the Fund expects to initially allocate substantially all of its assets to the Sub-Adviser. The Sub-Adviser will be responsible for investing any cash in the Fund’s portfolio not otherwise directly invested in Private Equity Investments as determined by the Adviser. The Sub-Adviser will manage such amounts in a mixture of cash, cash-equivalents and financial instruments that will seek to provide a return profile similar to the U.S. buyout segment of the private equity market. During this initial ramp-up period, the Fund will seek to identify appropriate Private Equity Investments to purchase. As such, the Fund’s allocation to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. Following the initial allocation to the Sub-Adviser, the Fund is expected to target allocating approximately 80% of its assets to Private Equity Investments offered through Portfolio Advisors and maintain approximately 20% of its assets with the Sub-Adviser.

The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors LLC (“Portfolio Advisors”), an unaffiliated investment management firm. Portfolio Advisors is expected to provide the Fund with such access through the firm’s relationships with over 250 different private equity general partners. Portfolio Advisors was founded in 1994 and has over 100 professionals managing $26.9 billion in assets as of December 31, 2019. Since the inception of its first dedicated co-investment vehicle in 2011, Portfolio Advisors has reviewed approximately 600 co-investment opportunities sourced through a number of channels, and has relationships with approximately 250 general partners. Private Equity Co-Investors such as Portfolio Advisors are also typically investors in a General Partner’s private equity fund, and many General Partners offer co-investment opportunities in operating companies to investors in their funds to access additional capital and expertise, to strengthen their investor relationships or for other reasons.

Portfolio Advisors will not act as a sponsor, promoter, adviser or affiliate of the Fund. Moreover, outside of the use of their names in offering documentation and related marketing materials, Portfolio Advisors will not act in any marketing or advisory capacity for or on behalf of the Fund or otherwise serve as a broker or dealer to the Fund, either pursuant to a consultancy agreement or otherwise.

The Adviser will make all private equity investment decisions on behalf of the Fund. ALTI’s Chief Investment Officer has made over $16 billion in private equity investments ranging from primary and secondary fund commitments to direct co-investment opportunities. She is the Chair of ALTI’s Investment Committee and oversees all private equity investments for the ALTI Fund.

ALTI’s Investment Committee will make all private equity investment decisions on behalf of the Fund. The Investment Committee is made up of three investment professionals with over 30 years of collective experience in evaluating and investing private equity opportunities. The Investment Committee will create specified parameters for Portfolio Advisors on what types of deals that they should present to the Committee for review. Parameters may include, but are not limited to geography, size, industry, and manager.

1

In selecting Co-Investment Opportunities, the Committee Members will review a number of factors before making an investment decision which will typically include: historical financial information and projected results; industry information and the company’s position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies.

The Investment Committee will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Agreement and Declaration of Trust. A prospective investor and his or her advisers should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions.

INVESTMENT OBJECTIVE AND POLICIES

Fundamental Policies

The investment objective of the Fund, described in the Fund’s prospectus, is not a fundamental policy and may be changed without a Shareholder vote provided that Shareholders will be given written notice of such change prior to, or in connection with, the Fund’s next tender offer. The Fund has, however, adopted certain fundamental investment restrictions which cannot be changed without the vote of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of Shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

For the purpose of the Fund’s concentration policies, the Adviser considers the percentage of assets invested by underlying portfolio companies in particular industries when determining whether the Fund is concentrated in such industries. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions. Under the Fund’s fundamental investment restrictions, the Fund may not:

(1)	invest more than 25% of its total assets in the securities of issuers in any one industry or group of industries, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this restriction, neither the Fund’s investments in other portfolio companies (either directly or through Deal Series Vehicles) generally nor its investments in portfolio companies following the same general strategy (e.g., global macro and distressed securities) are deemed to be an investment in a single industry;

(2)	underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in the sale of its own securities or in connection with the disposition of portfolio securities;

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(3)	make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law;

(4)	issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

(5)	purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law, and the Fund may invest in another portfolio company that invest in commodities, contracts on commodities and commodity-linked securities; and

(6)	purchase securities on margin but may sell securities short and write call options.

Portfolio Securities and Other Investments

As discussed in the Prospectus, the Fund’s investment objective is to seek long-term capital appreciation through investing in private equity investments in operating companies through Deal Series Vehicles that give direct access to co-investment opportunities (collectively, “Private Equity Investments”). In pursuing its investment objective, the Fund expects to initially allocate substantially all of its assets to the Sub-Adviser. The Sub-Adviser will be responsible for investing any cash in the Fund’s portfolio not otherwise directly invested in Private Equity Investments as determined by the Adviser. The Sub-Adviser will manage such allocation in a manner which seeks to build a portfolio of cash, cash equivalents, and a public equity strategy that seeks to generate a return profile that is similar to the U.S. buyout segment of the private equity market. The percentage of the Fund’s assets allocated to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. The Sub-Advisor may incorporate hedging techniques to the public equity strategy in order to reduce volatility which could also reduce potential returns. During this initial ramp-up period, the Fund will seek to identify appropriate Private Equity Investments to purchase through its relationship with Portfolio Advisors. As such, the Fund’s allocation to the Sub-Adviser is expected to decrease as the Fund consummates Private Equity Investments. Following the initial allocation to the Sub-Adviser, the Fund is expected to target allocating approximately 80% of its assets to Private Equity Investments and approximately 20% of its assets to the Sub-Adviser.

If the Board determines that the Fund’s investment objective should be changed, shareholders will be given written notice that will precede or accompany the Fund’s next tender offer. Such a change, however, can be effected without shareholder approval.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company, and reposition it for sale at a multiple of invested equity.

Portfolio Advisors will form and facilitate investments through feeder LLC pass-through vehicles referred to as “Deal Series Vehicles” into limited liability companies (“LLCs”) or other similar entities (referred to as “aggregators”) that will indirectly hold private equity securities through participation in co-investment opportunities (alongside private equity managers that Portfolio Advisors has relationships with) that meet the Fund’s private equity investment criteria. In addition, to facilitate the investment process, Portfolio Advisors will be appointed as managing member, and may otherwise own an interest in, each Deal Series Vehicle. The Fund will be the majority owner of each Deal Series Vehicle. Income derived from the Fund’s investment in these vehicles will constitute qualifying income to the Fund. These vehicles are not registered under the 1940 Act and are therefore not subject to all of the investor protections of the 1940 Act. Similar arrangements will be created should the Fund engage other Private Equity Co-Investors.

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At all times, the Fund and the Deal Series Vehicles will own only a minority ownership interest in each underlying such aggregator (less than 50%). Each aggregator will hold one individual investment opportunity. An aggregator serves as an efficient vehicle for one single party to efficiently take control of, and manage a Private Equity Investment while allowing multiple “co-investors” to participate in the transaction. Aggregators are often referred to as “blocker corporations” and also protect participating investors from tax complications that can result from directly owning shares of private companies. The investments will be able to rely on the investment company exemption provided by Section 3(c)(7) or 3(c)(1) of the 1940 Act. However, no investments will be made into blind pool private equity funds (“private equity funds”). The aggregators will each be majority-owned by unaffiliated, institutional qualified purchasers (as defined under Section 2(a)(51) of the Investment Company Act), and the aggregators will be overseen by the applicable underlying General Partner sponsoring the deal.

Each Deal Series Vehicle established for an investment is expected to charge an annual fee equal to approximately 1% on committed capital (which will be built into the operative agreements governing such Deal Series Vehicles) and upon liquidation of the underlying aggregator for each co-investment, a potential carried interest charge of 20% will be passed to Portfolio Advisors, as Managing Member of the Deal Series Vehicle through which the Fund invested.

Typical private equity management fees are based off of committed capital, which means that investors begin paying fees from the day they commit money to the fund, even before capital is deployed. Co-Investment fees payable to Portfolio Advisors are only charged on invested capital (capital that is put into actual deals), where there is a 2% annual fee for the first 3 years of a co-investment with a step down to 1% annually until the investment is exited.

The Fund does not consider Portfolio Advisors to be an affiliate for purposes of Section 17 under the 1940 Act, and any co-investments with other entities controlled or managed by Portfolio Advisors would not generally be subject to the restrictions set forth in Section 17.

Closed-end funds differ from open-end funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. The Fund’s shares will not be listed on a stock exchange and it is not expected that a secondary market will exist. Instead, the Fund is expected to provide limited liquidity to shareholders by offering to repurchase a limited amount of the shares, which is discussed in more detail below. The Adviser anticipates that the Fund will repurchase no more than 5% of its net assets annually. The Fund expects to fund repurchases by liquidating its liquid investments managed by the Sub-Adviser as the Private Equity Investments are expected to be highly illiquid.

Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return from such investment (after distribution of any applicable performance fees to the Private Equity Co-Investor, which we refer to as “carried interest”), subject to Board approval. The timing of these distributions will be made in accordance with Internal Revenue Service (“IRS”) regulations. The distribution policy may be modified by the Board from time to time.

Additional information regarding the types of securities and financial instruments in which the Adviser and Sub-Adviser may invest the assets of the Fund are set forth below.

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Borrowing and Lines of Credit

While the Fund does not expect to utilize leverage at the Fund level, the Fund may borrow money pursuant to a line of credit with a financial institution or other arrangement to purchase portfolio securities and for portfolio management purposes. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Fund the Fund or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 90 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Fund.

The portfolio companies in which the Fund invests may utilize leverage in their investment activities. Borrowings by such portfolio companies are not subject to the Asset Coverage Requirement. See “Risk Factors – Use of Leverage.”

Public Equity Investments

The Fund may invest in various financial instruments, including without limitation those set out below, when allocating the Fund’s assets in accordance with the investment approach outlined above. The Fund may invest in all types of equity securities and equity-linked instruments, across a range of market capitalizations, including, without limitation, exchange-traded and over-the- counter common and preferred stocks, warrants, rights, convertible securities, futures, options, trust certificates, partnership interests, shares of investment companies (including exchange-traded funds (“ETFs”)), equity participations and other structured instruments with similar features and may have holdings in derivatives, money market instruments, deposits, cash and/or cash equivalents. In addition, the Fund may purchase sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts (collectively “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a non-US issuer and are alternatives to directly purchasing the underlying securities in their national markets and currencies.

Derivatives

The Fund may invest in derivatives, including, without limitation, futures, forwards, swaps (including total return swaps), options, warrants and contracts for differences. The Fund may employ derivatives both as a hedge and to seek to produce additional income or capital appreciation. The Fund may also purchase money market instruments, deposits, cash or cash equivalents. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Fund as a whole. Derivatives permit the Sub-Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Sub-Adviser can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of the Fund. If the Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Fund or result in a loss. The Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

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Equity Securities

The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Material, Non-Public Information

From time to time, the Adviser, Sub-Adviser, and / or Private Equity Co-Investors may come into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments held by the Fund. The Fund’s investment flexibility may be constrained as a consequence of the inability of the Adviser, Sub-Adviser and / or Private Equity Co-Investors to use such information for investment purposes. Moreover, the Adviser, Sub-Adviser and / or Private Equity Co-Investors may acquire confidential or material, non-public information or be restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Adviser and the Sub-Adviser would otherwise take such an action.

New Issue Investments

The rules of Financial Industry Regulatory Authority (“FINRA”) regulate securities firms’ activities related to the sale of “new issues” (as defined under applicable FINRA rules) to investment funds if “restricted” persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds. As a result, to comply with FINRA Rules, where the Fund participates in new issues, the Fund may only invest where restricted persons’ participation in the gains or losses from such investments is limited. Alternatively, the Fund may, in the Sub-Adviser’s absolute discretion, elect not to participate in new issues. As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

Private Equity Investments

Private Equity Co-Investments

Investing in private equity co-investments investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. The Fund may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of its interests in a private equity investment, nor may the Fund withdraw from such investment, without the consent of the general partner of the deal and / or Deal Series Vehicle, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to market conditions, however, the availability of such financing can be reduced dramatically, limiting the ability of private equity to obtain the required financing. Securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the private underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.

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REPURCHASES OF SHARES

Repurchase Offers

As discussed in the Prospectus, offers to repurchase Shares are made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tender offers, the Fund’s Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Fund will repurchase shares from shareholders pursuant to written tender offers on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all shareholders of the Fund. The value of a shareholder’s shares that are being repurchased will be equal to their aggregate NAV as of the Valuation Date. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders, either in a mailing or through a publication of a summary advertisement in a newspaper, describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender shares during the period that a tender offer is open may obtain the estimated aggregate NAV of their shares by contacting the Administrator during the period at the contact number provided in the shareholder’s repurchase materials.

Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tender offers of shares from its shareholders. The Fund does not impose any charges in connection with repurchases of shares.

Payment for repurchased Shares may require the Fund to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

As noted in the Prospectus, the Agreement and Declaration of Trust grants the Board the authority to repurchase the Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, under certain circumstances and consistent with the federal securities laws.

In the event that the Board determines that the Fund should, without the additional consent of the Shareholder, repurchase the Shares of such Shareholder, or any person acquiring Shares from or through the Shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

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●	If the Board elects to offer to repurchase Shares in the Fund, the Fund will send each Shareholder a tender offer or publish a summary advertisement in a newspaper that explains the terms and conditions of the tender offer. This tender offer will be sent to Shareholders or published at least 20 Business Days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.
●	A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between 115 to 95 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of June or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 7 and September 27.
●	Promptly after the Notice Date Period, the Fund will issue to each Shareholder whose Shares (or portions of them) have been accepted for repurchase a repurchase instrument (the “Repurchase Instrument”), which will be held by an agent of the Fund, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased Shares.
●	The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. A Shareholder who receives a Repurchase Instrument (the “Payee”) shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Fund’s Agreement and Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Payee would have been allocated for tax and book purposes had the Payee remained the owner of the repurchased Shares until the Valuation Date. If the Fund is liquidated or dissolved prior to the original Valuation Date, the Valuation Date shall become the date on which the Fund is liquidated or dissolved, and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.
●	The initial payment (the “Initial Payment”) with respect to the Repurchase Instrument will be made in an amount equal to a certain amount of the estimated value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) approximately the 35th day after the Valuation Date, or (2) in the sole discretion of the Board, within ten Business Days after the Fund has received at least 90% of the aggregate amount so requested to be withdrawn by the Fund.

●	The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the Repurchase Instrument (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.
●	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

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●	If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised procedures reasonably designed to provide shareholders substantially the same liquidity for shares as would be available under the procedures described above. In the event that the Adviser or any of its affiliates holds shares in the capacity of a shareholder, the shares may be tendered for repurchase in connection with any tender offer made by the Fund.
●	A shareholder tendering only a portion of its shares for repurchase will be required to continue to hold shares with a value of at least $_____ (except $_____ for Individual Retirement Accounts (“IRAs”) ) (or any lower amount equal to the shareholder’s initial subscription amount) after giving effect to the repurchase. If a shareholder tenders an amount that would cause the value of its shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the value of the shareholder’s shares is above the minimum or to repurchase all of the shareholder’s shares.
●

The Fund expects to fund repurchases by liquidating its investments that are managed by Man. Payment for repurchased shares may require the Fund to liquidate earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

The Agreement and Declaration of Trust grants the Board the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person, under certain circumstances and consistent with the federal securities laws.

RISK FACTORS

Risks Related to the Investment Strategy of the Fund

Private Equity Investments Generally. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Market conditions, however, can affect the availability of such financing, limiting the ability of private equity to obtain the required financing. Securities issued by private partnerships may be more illiquid than securities issued by other portfolio funds generally because the partnerships' underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions.

Potential Loss of Investment. An investment in the Fund is speculative and involves substantial risks. Investors may lose their entire investment. No subscriber should have any need for any monies invested in the Fund to meet current needs or ongoing financial requirements.

Investment Company Risk. The Fund may invest in other investment company pools which involve the risk that shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund. In addition, investments in ETFs are subject to the risks associated with the underlying assets held by an ETF, and the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities. Investment in ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests.

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Insolvency Considerations with Respect to Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Portfolio Fund to which such payments were made.

Market Risk. An investment in shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the Private Equity Investments and/or the securities owned by the Fund. The value of these the Private Equity Investments and/or securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Lack of Control. The Adviser and Portfolio Advisors will not have any control over the investment or operational decisions made by the companies in which the Fund invests. Although the Adviser will regularly evaluate each portfolio company and its management team to determine whether their respective investment programs are consistent with the Fund’s investment objective, neither the Adviser nor Portfolio Advisors will have any control over the investments or operational decisions made by a portfolio company. The Adviser and Portfolio Advisors will be partially dependent on information provided by the portfolio company, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any portfolio company and will not have the ability to exercise any rights attributable to an investor in any such portfolio company related to its investment.

Valuation. Private Equity Investments are not publicly traded securities, and the Fund may consider information provided by the manager or portfolio company of the applicable Private Equity Investment to determine an estimated value of the Fund’s investment therein. The valuation provided as of a specific date may vary from the actual sale price that may be obtained if such investments were sold to a third-party. To determine the estimated value of the Fund’s investments, the Adviser considers, among other things, quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value the Fund’s shares accurately.

Investors must understand that (i) the fair value of the Fund's investments, and particularly its Private Equity Investments, may be materially higher or lower than the cost of such investments and may vary over time, (ii) such valuations may or may not be based on valuations provided or verified by third party valuation firms, and (iii) the ultimate realized value of any investment may be materially different from its fair value as reported in the Fund's financial statements.

The Fund determines its month-end net asset value based upon the quarterly valuations reported by Portfolio Advisors, which may not reflect market or other events occurring subsequent to the quarter-end.  The Fund will fair value its holdings in co-investments to reflect such events, consistent with its valuation policies.  Additionally, the valuations reported by Portfolio Advisors may be subject to later adjustment or revision.  For example, fiscal year-end net asset value calculations of the co-investments may be revised as a result of audits by their independent auditors.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds.  As a result, to the extent that such subsequently adjusted valuations from Portfolio Advisors or revisions to the net asset value of a direct private equity co-investment adversely affect the Fund’s net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Shares.  New Shareholders may be affected in a similar way.

Trade Error Risk. Given the volume, diversity and complexity of transactions executed by the Sub-Adviser on behalf of the Fund, trading errors (and similar errors) may occur. To the extent an error is caused by a counterparty, such as a broker, the Sub-Adviser generally attempts to recover any loss associated with such error from such counterparty. To the extent an error is caused by the Sub-Adviser, a formalized process is in place for the resolution of such errors. If such errors result in gains to the Fund, such gains will be retained by the Fund. However, if such errors result in losses, they will be borne by the Sub-Adviser in accordance with its internal policies unless otherwise determined by the Board.

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Risks Related to Private Equity Investments and Other Investments

Private Equity Investment Risk. Investment in Private Equity Investments involve the same types of risks associated with an investment in an operating company. The eventual success or failure of private equity investing depends on the ability of the Adviser and Private Equity Co-Investors to attract and develop a steady flow of quality investment opportunities to analyze. Generally, little public information exists about privately held companies, and the Adviser and Transactions Consultants will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Adviser and Private Equity Co-Investors are unable to uncover all material information about these companies, they may not make a fully informed presentation to the Adviser and the Fund may lose money on these investments. Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s investment returns.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Fund to risks associated with these sectors.

Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the transportation sector, thereby exposing the Fund to risks associated with this sector.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.

Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Fund has significant exposure to natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.

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Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.

Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC common stock may be less liquid than exchange-traded stock.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral, and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights, and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed income and preferred securities rated less than investment grade that are sometimes referred to as high-yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities have characteristics similar to common stocks, especially when their conversion value is the same as the value of the bond or preferred share. The price of equity securities may rise or fall because of economic or political changes. Stock prices, in general, may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Options Risk. The Sub-Adviser on behalf of the Fund may incur risks associated with the sale and purchase of call options and/or put options. The seller (writer) of a call option, which is covered (i.e., the writer holds the underlying security), assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. Purchasing securities to cover the exercise of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium investment in the call option. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security if the market price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Derivative Instruments Generally. The Sub-Adviser on behalf of the Fund may use futures, options, swaps and other derivatives for investment purposes, for efficient portfolio management and to enhance investment performance. The Fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Use of these strategies involves certain special risks, including: (i) dependence on the Sub-Adviser’s ability to predict movements in the price of securities and movements in interest rates; (ii) imperfect correlation between movements in the securities or currency on which a futures or options contract is based and movements in the securities or currencies; (iii) the absence of a liquid market for any particular instrument at any particular time; (iv) the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty; (v) possible impediments to effective portfolio management or the ability to meet repurchase requests or other short-term obligations because of the percentage of the Fund’s assets segregated to cover its obligations; and (vi) the degree of leverage inherent in futures trading, i.e., the low margin deposits normally required in futures trading means that futures trading may be highly leveraged. Accordingly, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the Fund. These financial instruments may produce an unusually or unexpectedly high amount of losses. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative financial instruments that are not presently contemplated for use or that are currently not available, but that may be developed, to the extent such opportunities are both consistent with the investment objective of the Fund and believed by the Sub-Adviser to be legally permissible. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative financial instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

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Derivatives are highly specialized financial instruments that require investment techniques and risk analyses that are often different from those associated with the underlying securities to which they relate. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Because the markets for certain derivatives are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Sub-Adviser may wish to retain the Fund’s position in the derivative by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

When managing the Fund’s exposure to market risks, the Sub-Adviser may from time to time use forward contracts, options, swaps, credit default swaps, caps, collars and floors or pursue other strategies or use other forms of derivative securities to limit exposure to changes in the relative values of investments that may result from market developments, including changes in prevailing interest rates, currency exchange rates and commodity prices. The success of any hedging or other derivative transactions generally will depend on the ability to correctly predict market changes, the degree of correlation between price movements of a derivative financial instrument, the position being hedged, the creditworthiness of the counterparty and other factors. As a result, while the Fund may enter into a transaction in order to reduce exposure to market risks, the transaction may result in poorer overall investment performance than if it had not been executed. Such transactions may also limit the opportunity for gain if the value of a hedged position increases.

Futures. The Sub-Adviser may invest in futures on behalf of the Fund. Transactions in futures contracts carry a high degree of risk. Though the futures contract may require a much smaller amount of margin to be provided in comparison to the economic exposure which the futures contract provides to the relevant investment, index, rates, currency or physical commodity, investment in a futures contract creates a “gearing” or “leverage” effect. This means that a small margin payment can lead to enhanced losses as well as enhanced gains. It also means that a relatively small movement in the underlying reference investment, index, rate, currency or physical commodity can lead to a much larger proportional movement in the value of the futures contract. This may be to the financial benefit of the Fund as well as its detriment.

Futures positions may be illiquid because, for example, many commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits”. Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or a regulator may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks. Furthermore, low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

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The CFTC and US commodities exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on US commodities exchanges. All accounts managed and controlled by an investment adviser and its principals will be combined (that is, aggregated) for position limit purposes. The possibility exists that from time to time the positions held or controlled by the Sub-Adviser may have to be modified or liquidated to avoid exceeding applicable position limits, even though the positions attributable to the Fund do not themselves trigger the position limits, which could result in substantial costs and losses to the Fund.

In addition, the US Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly expanded the CFTC’s authority to impose position limits with respect to futures contracts, options on futures contracts, swaps that are economically equivalent to futures or options on futures, swaps that are traded on a regulated US exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful in this second try, the size or duration of positions available to the Fund may be severely limited. All accounts owned or managed by the Sub-Adviser are likely to be combined for speculative position limit purposes. The Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

Credit Risk. There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, a default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

ETF Risk. If securities underlying an ETF are traded outside of a collateralized settlement system, that there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, please note that this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

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Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause an ETF to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. In addition, these costs could be imposed on the ETF, and thus decrease the ETF’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

Risks Related to the Fund’s Operations

No Operating History. The Fund is a non-diversified, closed-end management investment company with no performance history that investors can use to evaluate the Fund’s investment performance. The operating expenses for funds with no or limited performance histories, including start-up costs, which may be significant, may be higher than the expenses of established funds.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Adviser, the Sub-Adviser, Private Equity Co-Investors, and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Distribution Policy Risk. Following the liquidation of each Private Equity Investment, the Fund expects to make a distribution to shareholders with the net return from such investment (after payment of any applicable carried interest to the Private Equity Co-Investors), subject to Board approval. The timing of these distributions will be made in accordance with IRS regulations. The distribution policy may be modified by the Board from time to time. All or a portion of a distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Board is expected to convene semi-annually to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a semi-annual basis and will typically have a valuation date as of June 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such semi-annual period).

Fees and Expenses. Shareholders pay certain fees (e.g., the Management Fee) and expenses of the Fund. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities Private Equity investments are expected to pay fee equal to approximately 1% annually on committed capital (which will be built into the feeder vehicles) and upon liquidation of the aggregator (each co-investment) a carried interest charge that will be passed to the applicable Private Equity Co-Investor. Shareholders will pay a pro rata share of asset-based and carried interest fees associated with the Fund’s underlying investments.

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Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s, the Adviser’s, the Private Equity Co-Investors’, and the Sub-Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Adviser and the Sub-Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Dodd-Frank Act. The impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, significantly reduce the profitability of the Fund or impair the ability of the Fund to achieve its investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s and the Sub-Adviser’s exposure to potential liabilities.

Liquidity Risk. The Fund is a closed-end investment company structured as a “tender offer fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares, and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s repurchase offers. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Illiquid Investments. Investments held by the Fund directly may be or become illiquid which may affect the ability of the Fund to exit such investments and the returns made by the Fund. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors. Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority may suspend or restrict trading on an exchange or in particular securities or other instruments traded. A suspension could render it difficult for the Fund to liquidate positions and thereby might expose the Fund to losses.

Management Risk. The net asset value of the Fund changes daily based on the performance of the Private Equity Investments and/or securities in which it invests. The Adviser and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular Private Equity Investment and/or security in which the Fund invests respectively may prove to be incorrect and may not produce the desired results. The portfolio manager and the other principals of the Adviser do not have experience in managing a closed-end fund.

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Repurchase Policy Risks. Repurchases by the Fund of its shares typically will be funded by liquidating the Fund’s investments managed by the Sub-Adviser. Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Use of Leverage. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the Fund’s lenders, or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

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The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment and may lose all of its capital.

Risks Relating to Accounting, Auditing and Financial Reporting. The Fund may invest in portfolio companies and Deal Series Vehicles that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate, restricted by confidentiality provisions and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Reliance on Service Providers. Other than its officers, the Fund has no employees. The Fund must therefore rely upon the performance of service providers to perform its executive functions. In particular, the Adviser, the Sub-Adviser, the Administrator, the Custodian, the Transfer Agent, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. The Fund is dependent on the Adviser for certain management services as well as back-office functions. The Adviser, Private Equity Co-Investors and the Sub-Adviser depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund. Information technology systems are also used to trade in the underlying investments of the Fund. It is possible that a failure of some kind that causes disruptions to these information technology systems could materially limit the Adviser’s, Private Equity Co-Investors’ or Sub-Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Fund. Further, failure of the back-office functions of the Sub-Adviser to process trades with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Adviser, Sub-Adviser or service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Adviser’s or Sub-Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Adviser’s or Sub-Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Adviser and Sub-Adviser will identify or prevent any such misconduct.

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RIC Qualification Risk. Special tax risks are associated with an investment in the Fund. The Fund elects to, and meets the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the interests in the Fund and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to shareholders. These distributions are taxable as ordinary income or capital gains to the shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See “Certain Tax Considerations” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a non-deductible 4% excise tax with respect to the Fund’s non-distributed amounts.

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular financial intermediary, such financial intermediary may have the ability to influence investor behavior, which may affect the Fund. To the extent that such financial intermediary exercises collective influence over such investors’ decisions to request repurchase of shares, the Fund may make larger tender offers than would otherwise be the case. Substantial acceptance of the Fund’s offers to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the performance of the Fund and the value of the shares.

Similarly, if such financial intermediaries exercise collective influence over such investors’ voting of such shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Adviser or Sub-Adviser to the Fund. If effected, such changes could have a material adverse effect on the performance of the Fund and the value of the shares.

Market Conditions Risk. Market risk is risk associated with changes in, among other things, market prices of securities or commodities or foreign exchange or interest rates and there are certain general market conditions in which any investment strategy is unlikely to be profitable. From time to time, multiple markets could move together against the Fund’s investments, which could result in significant losses. Such movement would have a material adverse effect on the performance of the Fund and returns to shareholders. The Adviser and Sub-Adviser have no ability to control such market conditions.

General economic and market conditions, such as currency and interest rate fluctuations, availability of credit, inflation rates, economic uncertainty, changes in laws, trade barriers, currency exchange controls and national and international conflicts or political circumstances, as well as natural disasters, may affect the price level, volatility and liquidity of securities. Economic and market conditions of this nature could result in significant losses for the Fund, which would have a material adverse effect on the performance of the Fund and returns to shareholders.

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The instability in the financial markets in prior years has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The prices of the Funds’ investments, and therefore the NAV of the Fund, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the United States, the Fund also is subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Global stock and credit markets have recently experienced significant price volatility, dislocations and liquidity disruptions, which have caused market prices of many stocks to fluctuate substantially and the spreads on prospective debt financings to widen considerably. The recent instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financing or refinancing. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

Pandemic Risk. Disease outbreaks that affect local economies or the global economy may materially and adversely impact our investment funds and portfolios and/or our business.  For example, uncertainties regarding the novel Coronavirus (COVID-19) outbreak have resulted in serious economic disruptions across the globe. These types of outbreaks can be expected to cause severe decreases in core business activities such as manufacturing, purchasing, tourism, business conferences and workplace participation, among others. These disruptions lead to instability in the market place, including stock market losses and overall volatility, as has occurred in connection with COVID-19. In the face of such instability, governments may take extreme and unpredictable measures to combat the spread of disease and mitigate the resulting market disruptions and losses. In the event of a pandemic or an outbreak, there can be no assurance that we or our and our investment funds’ and portfolios’ service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. The full impacts of a pandemic or disease outbreaks are unknown, resulting in a high degree of uncertainty for potentially extended periods of time

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ERISA Matters. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, or the Employee Retirement Income Security Act of 1974 (“ERISA”), or both, which may be relevant in deciding whether such an investor should invest in the Fund. There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such an investor before investing in the Fund.

MANAGEMENT

Trustees and Officers

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Trustees”). Any vacancy on the Board may be filled by the remaining Trustees of such Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are three Trustees on the Board, a majority of whom are not considered to be “interested persons”, as defined in the 1940 Act, (the “Independent Trustees”). The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company organized as a corporation and registered under the 1940 Act. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Adviser or any committee of a Board. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for Shares as members, subject to the eligibility requirements described in this Prospectus.

Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement age as established by the Board or in the event of death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have a balanced and diverse experience, qualifications, attributes, and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

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The table below shows, for each Trustee and executive officer, his or her full name, age, the position held with the Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex (as defined herein) overseen by the Trustee, and other public directorships held by such Trustee. The business address of the Fund is ALTI LLC, 175 Varick Street, New York, NY 10014.

TRUSTEES

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office(2) and Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years
INDEPENDENT TRUSTEES
Sanjeev Handa	Trustee	Since 2019	TBU	TBU	TBU
Jeffrey J. Gary	Trustee	Since 2019	TBU	TBU	TBU
INTERESTED TRUSTEES(4)
Joseph Bonvouloir	Trustee Chairman President	Since 2019	TBU	TBU	[TBU

(1)	The address for each of the Fund’s Trustees is ALTI, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, Ohio 45246-0707.

(2)	Trustees serve until their resignation, removal or death.

(3)	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

(4)	Mr. Bonvouloir is an “interested person,” as defined in the 1940 Act, of the Fund based on his ownership and position with ALTI, LLC.

Officers

Name and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
[TBD - Ultimus employee] [Year of Birth]	Treasurer	Since 2019	TBD
Benjamin V. Mollozzi,	Secretary	Since 2019	Mr. Mollozzi has worked in the Fund Administration Department at Ultimus Fund Solutions, LLC since August 2015. Prior to that time, Mr. Mollozzi worked at Procter and Gamble.
Matthew A. Swendiman,	Chief Compliance Officer	Since 2019	TBD

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Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Jeffrey J. Gary	$0	$0
Sanjeev Handa	$0	$0
Interested Trustees
Joseph Bonvouloir	$0	$0

The Board operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund, and Fund’s Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board has established two standing committees: (1) Audit Committee and (2) Governance and Nominating Committee. The Audit Committee and the Governance and Nominating Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further below.

The Board has an Audit Committee comprised of all of the Independent Trustees. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommend to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firms to its Adviser and any affiliated service providers if the engagement relates directly to operations and financial reporting of the Fund. As of the date of this SAI, the Audit Committee has not met.

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The Board has a standing Governance and Nominating Committee. The Governance and Nominating Committee is comprised of all of the Independent Trustees. The Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the Board and determining compensation of the Fund’s Independent Trustees. The Governance and Nominating Committee may consider nominees recommended by a Shareholder. A Shareholder who wishes to recommend a nominee should send recommendations to the Fund’s Secretary and must include:

●	The name of the Shareholder and evidence of the person’s ownership of Shares in the Fund, including the number of Shares owned and the length of time of ownership; and

●	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund and the person’s consent to be named as a Trustee if selected by the Governance and Nominating Committee and nominated by the Board.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a trustee if elected. The Shareholder’s recommendation and information described above must be sent to ALTI, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, Ohio 45246-0707. As of the date of this SAI, the Governance and Nominating Committee has not met.

Leadership Structure and Risk Management Oversight

The Board has chosen to select the same individual as Chairman of the Board and as President of the Fund. Currently, Mr. Bonvouloir, an Interested Trustee, serves as Chairman of the Board and President of the Fund. The Board believes that this leadership structure is appropriate since Mr. Bonvouloir provides the Board with insight regarding the Fund’s day-to-day management and overall operations which assist him in his role as Chairman of the Board. [The Board does not have a lead Independent Trustee.]

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risk, among others. The Board oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has delegated management of the Fund to service providers who are responsible for the day-to-day management of risks applicable to the Fund. The Board oversees risk management for the Fund in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the Fund, detailing the results of the Fund’s compliance with their Board-adopted policies and procedures, the investment policies and limitations of the portfolios, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the Fund with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Fund and offers advice to management, as appropriate. The Trustees also meet in executive session with Fund counsel, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the Fund, which are effected on a day-to-day basis by service providers to the Fund.

ALTI Investment Committee

Summary of Trustees’ Qualifications. Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Board.

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Joseph Bonvouloir,:

Jeffrey J. Gary,:

Sanjeev Handa,:

Independent Trustee Ownership of Securities

As of____, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Adviser, Sub-Adviser or the Distributor, or an entity controlling, controlled by or under common control with the Adviser, Sub-Adviser or the Distributor (not including registered investment companies).

As of ___, as a group, Trustees and officers owned less than [1]% of the outstanding Shares in the Fund.

Compensation of Trustees and Officers

Each Independent Trustee receives an annual retainer fee of $_______for serving the Fund. Trustees who are interested persons of the Trust do not receive any compensation from the Trust.

The Fund also reimburses Independent Trustees and the Fund’s officers for travel and other out-of-pocket expenses incurred by them in connection with attending Board meetings. Interested Trustees receive no compensation or expense reimbursement from the Fund for their services as Trustees.

The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended_____.

	Compensation(1)
Name of Trustee	Aggregate Compensation from the Fund	A
Independent:
Interested:
Joseph Bonvouloir	$0

(1)	Includes all amounts paid for serving as Trustee of the Fund, as well as for serving as Chairman of the Board and Chairman of a committee.

Investment Adviser

ALTI, LLC serves as the Fund’s investment adviser. The Adviser, located at 175 Varick Street, New York, NY, is a limited liability company.

The Adviser will make all private equity investment decisions on behalf of the Fund. The Investment Committee is made up of investment professionals with over 30 years of collective experience in evaluating and investing private equity opportunities. The Investment Committee will create specified parameters for the Private Equity Co-Investors on what types of deals that they should present to the Adviser for review. Parameters may include, but are not limited to geography, size, industry, and manager.

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In selecting Co-Investment Opportunities, the Committee Members will review a number of factors before making an investment decision which will typically include: historical financial information and projected results; industry information and the company’s position; business strategy and potential for growth; the capitalization of the company and impact of leverage; analysis of third party business consulting, legal and accounting firms; comparable company valuations; the ability to exit the investment within a reasonable time frame; and previous transactions of similar companies.

The Investment Committee will also evaluate the private equity manager leading the transaction to determine whether it believes the manager is capable of creating value for the investment through expertise in the industry or the appropriate personnel.

Lastly, the Investment Committee will conduct a detailed review of each co-investment as it passes through the due diligence stages. The Investment Committee will also review periodic updates on the investments they previously authorized the Fund to purchase.

Investment Sub-Adviser

Numeric Investors LLC (the “Sub-Adviser”) will serve as the Fund’s investment sub-adviser pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser on behalf of the Fund (the “Sub-Advisory Agreement”). The Sub-Adviser is a limited liability company organized under the laws of the State of Delaware, United States, and is a majority-owned indirect subsidiary of Man Group plc. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Sub-Adviser is also registered with the Commodity Futures Trading Commission as a commodity pool operator and is a member of the National Futures Association.

Investments managed by the Sub-Adviser are meant to serve as a temporary cash-management instrument for investors while the Fund waits to invest in Private Equity Investments. The Sub-Adviser seeks to build a portfolio of cash, cash equivalents, and a public equity strategy that seeks to generate a return profile that is similar to the U.S. buyout segment of private equity. The Sub-Advisor may incorporate hedging techniques to the public equity strategy in order to reduce volatility which could also reduce potential returns. Investments managed by the Sub-Adviser offer liquidity to shareholders, carry no incentive fees, and may invest in all types of equity securities and equity-linked securities across a range of market capitalizations. The Investments managed by the Sub-Adviser are subject to the Board's determination to allow a tender offer in its sole discretion. Following the initial allocation during the ramp -up period, the Fund expects to allocate approximately 20% of its assets to the Sub-Adviser. The investments managed by the Sub-Adviser will be liquidated after all Private Equity Investments have been liquidated.

The Sub-Adviser seeks to implement its investment strategy by using a systematic process to build an actively-managed portfolio of public equities with private equity characteristics.

Financial instruments will be selected for purchase or sale by the Sub-Adviser using quantitative stock selection models developed by the Sub-Adviser. Specifically, the Sub-Adviser follows a three step investment process:

-	Create a PE Weighted benchmark. Using the standard Russell 2500 Index constituents as a starting point, build a modified cap weighted benchmark that is tilted toward sectors and industries favored by PE firms. The tilts are based on actual private equity deals.

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-	Screen out stocks with qualities that would not be present in typical private equity investments using several criteria, including, but not limited to, stock-specific relative value and profitability metrics.

-	Construct a long-only, risk-aware portfolio that incorporates transaction costs.

The Sub-Adviser regularly refines, tests and validates the results of its models, screens, and tools. The Sub-Adviser may use any combination of these models, screens, and tools as well as other innovations developed by the Sub-Adviser from time to time.

Portfolio Advisors

Portfolio Advisors is one of the largest private equity investors globally with $26.9 billion in total assets under management as of December 31, 2019. The Fund expects to have preferred access to large-cap private equity co-investment opportunities involving companies having at least $3.5 billion in total enterprise value, along with periodic access to various mid-cap co-investment opportunities that fall below that threshold, through its relationship with Portfolio Advisors, an unaffiliated investment management firm. Portfolio Advisors will provide the ALTI Fund with preferred access to large-cap private equity co-investment opportunities (defined as private equity co-investments in companies that have at least $3.5 billion in total enterprise value).

Portfolio Advisors has investment relationships with over 250 different general partners, many of which offer direct co-investment opportunities to the Portfolio Advisors Co-Investment Group. Portfolio Advisors is expected to provide access to various private equity investment opportunities on behalf of the Fund, subject to the approval and oversight of the Adviser based on the Adviser’s investment criteria and standards. Private Equity Co-Investors are also typically investors in a General Partner’s private equity fund, and many General Partners offer co-investment opportunities in operating companies to investors in their funds to access additional capital and expertise, to strengthen their investor relationships or for other reasons.

Investment Management, Sub-Advisory, and Private Equity Co-Investor Agreements

The Fund is a party to an Investment Management Agreement with the Adviser (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund, subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund; buys, retains and sells the Fund’s portfolio investments; selects brokers or dealers to execute transactions; provides investment research; maintains or causes to be maintained all required books, records, and reports and other information required for the proper operation of the Fund; and furnishes all other services required in connection with management of the Fund.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly fee of (1.00% on an annualized basis) of the Fund’s [month-end net assets/daily net assets] (the “Adviser Management Fee”). The Adviser Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the [daily/monthly] net assets of the Fund as of the close of business [each business day/on the last business day] of each month (including any assets in respect of shares that will be repurchased as of the end of the month). The Adviser Management Fee is in addition to the asset-based fees and incentive fees paid through the individual private equity portfolio companies and holding corporations to Private Equity Co-Investors, and or private equity general partners and indirectly paid by investors in the Fund.

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In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Fund pays the Sub-Adviser a monthly fee of [●]% ([0.65]% on an annualized basis) of the Fund’s assets allocated to the Sub-Adviser’s liquid private equity strategy [month-end invested assets/daily invested assets] (the “Sub-Adviser Management Fee” and, together with the Adviser Management Fee, the “Management Fee”). The Sub-Adviser Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the [daily/monthly] invested assets of the Fund as of the close of business [each business day/on the last business day] of each month (including any assets in respect of shares that will be repurchased as of the end of the month). The Sub-Adviser Management Fee is in addition to the asset-based fees and incentive fees paid by the individual private equity portfolio companies and holding companies and indirectly paid by investors in the Fund.

Deal Series Vehicles through which the Fund will typically acquire Private Equity Investments in which the Fund may invest will generally cause the Fund to incur fees. Specifically, Private Equity Co-Investors that sponsor and/or manage such Deal Series Vehicles will typically earn annual administrative fees from each such vehicle based on invested capital, and will also generally be entitled to certain carried interest payments depending on the performance of the applicable Private Equity Investment held by each such Deal Series Vehicle. Shareholders will bear indirectly a pro rata share of these asset-based and carried interest fees associated with the Fund’s underlying investments, including its deal series and co-investment partnerships along with the Fund’s share of any associated operating expenses of such Deal Series Vehicles. Neither the Adviser nor the Sub-Adviser will take any performance-related fees or fees associated with these private equity transactions.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed ___% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain until [●], 2021, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser.

At the organizational Board meeting held on ____, the Board met and received information relating to the Investment Management Agreement and Sub-Advisory Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Investment Management Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser. The initial Investment Management and Sub-Advisory Agreement will continue in effect for 24 months, respectively.

After the initial 24-months, the Investment Management Agreement and Sub-Advisory Agreement will continue in effect for successive periods of 12-months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s Board or the vote of a majority of the securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Trustees, cast in-person at a meeting called for the purpose of voting on such approval. [The Investment Management Agreement and Sub-Advisory Agreement may each be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of the Fund) or by the Adviser or the Sub-Adviser, as applicable, upon 60 days’ written notice by a party to the other parties, which notice can be waived by the non-terminating parties. The Investment Management Agreement and Sub-Advisory Agreement will also terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).]

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[TO BE UPDATED ONCE INVESTMENT MANAGEMENT AND SUB-ADVISORYAGREEMENTS ARE DRAFTED] The Investment Management Agreement and Sub-Advisory Agreement each provide that in the absence of [willful misfeasance, bad faith, gross negligence or reckless disregard] of their obligations thereunder, the Adviser and Sub-Adviser as applicable, are not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser and Sub-Adviser in the supervision or management of their respective investment activities or for any loss sustained by the Fund or the Shareholders and provides for indemnification by the Fund of the Adviser and Sub-Adviser under the Investment Management Agreement and Sub-Adviser Agreement as applicable, and its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Adviser and Sub-Adviser will devote such time and effort to the business of the Fund as is reasonably necessary to perform duties to the Fund. However, the services of the Adviser and Sub-Adviser are not exclusive, and the Adviser and Sub-Adviser will engage in other entrepreneurial ventures.

Portfolio Manager

Sheryl Schwartz is the Chief Investment Officer of ALTI and Portfolio Manager of the ALTI Fund. She most recently served at Caspian Private Equity, a predecessor to Flexstone Partners as Managing Director and member of the US Investment Committee for Private Equity Primary Fund, Secondary Fund and Direct Co-Investment Opportunities. Sheryl held this position from 2013 to 2019.

Prior to joining Caspian, she was a Managing Director at Perseus Finance in New York from June 2010 to April 2013, where she was one of the partners responsible for fundraising, sourcing, evaluating and making direct mezzanine and structured equity investments. Prior to Perseus Finance, Sheryl worked at Teachers Insurance and Annuity Association (TIAA-CREF) from 1988 to 2010. There, from 1997 to 2010, she was the Founder, Managing Director and Portfolio Manager of TIAA-CREF’s Alternative Investment Group, where she established TIAA-CREF as a significant investor in alternative investments with over $13 billion of initial commitments, building a diversified, global portfolio across a wide array of investment strategies. Areas of focus included evaluating and participating in primary, secondary, and co-investment opportunities.

Sheryl Schwartz holds a BS in Finance and Management and a MBA in Finance from New York University, Leonard N. Stern School of Business.

Portfolio Manager Compensation

[[ALTI/Sub-Adviser]

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Other Accounts Managed by the Adviser and Sub-Adviser

The Portfolio Manager, who is primarily responsible for the day-to-day management of the Fund currently does not manage other pooled investment vehicles or other accounts. The following tables identify, as of____________: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Sub-Adviser		Pooled Investment Vehicles Managed by Portfolio Sub-Adviser		Other Accounts Managed by Portfolio Sub-Adviser
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
[Sheryl Schwartz]	1		$0	0	0	0
Sub-Adviser

	Registered Investment Companies Managed by Portfolio Sub-Adviser		Pooled Investment Vehicles Managed by Portfolio Sub-Adviser		Other Accounts Managed by Portfolio Sub-Adviser
Name of Portfolio Sub-Adviser	Number with Performance-Based Fees	Total Assets with Performance-Based Fees (billions)	Number with Performance-Based Fees	Total Assets with Performance-Based Fees (billions)	Number with Performance-Based Fees	Total Assets with Performance-Based Fees (billions)
	0	0	0	0	0	0
Sub-Adviser

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments. Potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to the selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser and Sub-Adviser have adopted policies and procedures and have structured their portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

CONFLICTS OF INTEREST RELATING TO THE SUB-ADVISER

The Sub-Adviser, its affiliates and their respective principals, members, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in the Fund, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of different trading and investment strategies or constraints, positions may be taken by principals, members, partners, directors, officers, employees and affiliates of the Sub-Adviser that are the same as or different from, or made at the same time or at different times, than positions taken for the Fund. Future investment activities of the Sub-Adviser, or its affiliates, and their respective principals, members, partners, directors, officers or employees of the foregoing, may give rise to additional actual or potential conflicts of interest that could disadvantage the Fund and its Shareholders.

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The Sub-Adviser or its affiliates may from time to time provide investment advisory or other services to private funds and other entities or accounts managed by the Sub-Adviser or its affiliates. In addition, the Adviser, the Sub-Adviser or its affiliates may from time to time receive research products and services in connection with the brokerage services that brokers may provide to one or more of the Sub-Adviser’s accounts. Any soft dollar payments utilized by the Sub-Adviser to pay for products and services will endeavor to be within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CONFLICTS OF INTEREST RELATING TO private equity co-investors

The Private Equity Co-Investors will also face conflicts of interest in allocating investment opportunities in Private Equity Investments between the Fund and other pooled investment vehicles they may manage or to which they may otherwise have obligations. Unlike the Adviser and the Sub-Adviser, however, the Private Equity Co-Investors will have no express fiduciary duty to the Fund, but will only be bound by their respective commitments set forth in each Private Equity Co-Investor's applicable investment agreement. In addition, Private Equity Co-Investors may face a conflict in performing due diligence on the Fund's behalf with respect to certain Private Equity Investments, in that such Private Equity Co-Investors will only be entitled to receive fees through a Deal Series Vehicle they may sponsor to the extent the Adviser approves a particular investment.

Control Persons and Principal Holders of Shares

As of_____, the Adviser owned [100%] of the Fund’s shares.

CODES OF ETHICS

Each of the Fund, the Adviser, the Sub-Adviser and the Distributor have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Fund that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be sent by calling 1-888-xxx-xxxx.

Additionally, copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

[The Fund has adopted proxy voting policies and procedures pursuant to which the Board may delegate the voting of proxies for the Fund’s portfolio securities to the [Adviser/Sub-Adviser] pursuant to the [Adviser’s/Sub-Adviser’s] proxy voting guidelines. Under these guidelines, the [Adviser/Sub-Adviser] will vote proxies related to the Fund’s portfolio securities in the best interests of the Fund and its Shareholders. A copy of the [Adviser’s/Sub-Adviser’s] proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio will be available upon request (1) by calling 1-888-xxx-xxxx and (2) on the SEC’s website at http://www.sec.gov.]

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ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “Certain U.S. Federal Income Tax Considerations.”

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the relevant Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain U.S. Federal Income Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Adviser nor the Sub-Adviser is a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser or Sub-Adviser in which the Fund invests, or with other entities that are affiliated with the Adviser or Sub-Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code, and fiduciaries of such Plans should not permit an investment in the Fund with plan assets if the Adviser, the Sub-Adviser or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

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The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) none of the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates (including, without limitation, any of the Related Parties) has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, THE SUB-ADVISER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, ANY OF THE RELATED PARTIES), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

PORTFOLIO TRANSACTIONS AND BROKERAGE

[BECAUSE OF THE UNIQUE NATURE OF THE FUND’S HOLDINGS, THIS SECTION WILL LIKELY NEED TO BE UPDATED]

In most instances, the Fund will purchase securities issued by __________, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. With respect to any direct investing conducted by the Fund (i.e., individual publicly traded securities), in selecting brokers or dealers to execute such transactions, the Fund will always attempt to ensure that the total cost or proceeds of any transaction is the most favorable obtainable under the circumstances. In addition, the Fund may directly enter into forward and futures contracts, swaps, and other derivative instrument transactions. Under some circumstances, the Fund may incur expenses in connection with their transactions. When selecting brokers to execute the Fund’s portfolio securities transactions, the Sub-Adviser considers the factors it deems relevant in the context of a particular trade and in regard to the Sub-Adviser’s overall responsibilities with respect to the Fund and other investment accounts, including any instructions from the Sub-Adviser, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Sub-Adviser may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker’s overall trading relationship with the Sub-Adviser; the Sub-Adviser’s assessment of whether and how closely the broker likely will follow the Sub-Adviser’s instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. As of the date of this SAI, the Fund was not operational and has not paid any brokerage commissions.

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The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate.

Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

The Fund may incur transaction expenses in the management of its portfolio, which will decrease the value of the Fund’s investment in the Fund. Because the investment program of the Fund may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Fund’ investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Fund may not be transparent to the Fund. The Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Sub-Adviser. The Adviser expects that the Sub-Adviser will generally select broker-dealers to effect transactions on behalf of their respective Portfolio Fund substantially in the manner set forth below.

It is anticipated that Sub-Adviser will seek reasonably competitive commission rates. However, the Fund will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. The Fund may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Fund activity may effect principal or agency transactions through affiliates of the Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Fund.

No guarantee or assurance can be made that Fund’s brokerage transaction practices will be transparent or that the Fund will establish, adhere to, or comply with their stated practices.

In selecting brokers to make purchases and sales for the Fund, the Sub-Adviser shall select those brokers who provide best execution to the Fund in accordance with the Sub-Adviser’s best execution policies and applicable law. In determining what constitutes best execution, the Sub-Adviser’s best execution policies take into account a number of factors, including, among other things, historical execution performance, commission rates (and other transactional charges), the broker’s financial strength, ability to commit capital, stability and responsibility, reputation, reliability, overall past performance of services, execution, research capability and coverage, responsiveness to the Sub-Adviser as well as means of communication, ability to execute trades based on the characteristics of a particular trade, technology and trading systems, trading activity in a particular financial instrument, block trading and block positioning capabilities, nature and frequency of sales coverage, net price, depth of available services, arbitrage operations, willingness to execute related or unrelated difficult transactions, order of call, back office, settlement processing and special execution capabilities, efficiency and speed of execution, and error resolution. The Sub-Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread. In managing the liquid PE portfolio of the Fund, the Sub-Adviser may only use dealing commissions for the provision of execution or substantive research services. The Sub-Adviser may allocate brokerage business to brokers who have provided such research and assistance to the Fund and/or other accounts managed by the Sub-Adviser. The Sub-Adviser is authorized to use commissions or “soft dollars” within the safe harbor of Section 28(e) of the Exchange Act and in accordance with the provisions and disclosures set forth herein or otherwise disclosed by the Sub-Adviser to the Fund.

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Soft Dollars

Any soft dollar payments utilized by the Sub-Adviser to pay for products and services will endeavor to be within the safe harbor provided by Section 28(e) of the Exchange Act (“Section 28(e)”). However, there can be no assurance that the Sub-Adviser will be able to fully comply with the safe harbor provided by Section 28(e). The Sub-Adviser may use “soft dollars” to acquire a variety of research, brokerage and other investment-related services. Although disclosure of the use of “soft dollars” is generally sufficient to avoid legal risk under U.S. federal law, there may still be legal risk to the Sub-Adviser under state law if “soft dollars” are used to pay for services to the extent they are not covered under the Section 28(e) safe harbor. The use of “soft dollars” by the Sub-Adviser to pay for items not covered under the Section 28(e) safe harbor, if any, will create a conflict of interest between the Sub-Adviser and the Fund to the extent that such items benefit primarily or exclusively the Sub-Adviser rather than the Fund. These conflicts of interest may have an effect on the Fund.

VALUATION

There may be differences between the Fund’s net asset value (“NAV”) used for financial reporting purposes, and the NAV used for processing subscriptions and redemptions and calculating the Adviser’s management fees. Absent any material processing errors by the Fund’s Administrator, the Adviser, Sub-Adviser, Private Equity Co-Investors, or Private Equity General Partners (e.g., inaccurate calculation of a price provided to the Adviser or Sub-Adviser), valuations will generally not be subsequently adjusted for such differences.

[TBU]

Valuation of Fund

The valuation of the Fund’s investments is ordinarily calculated by Ultimus in its capacity as the Fund’s independent administrator, pursuant to the Trust’s valuation procedures and in consultation with the Adviser.

Fair Valuation and Adjustments

The Fund is generally valued based upon values or performance information provided by the Sub-Adviser and Private Equity Co-Investors. If the Adviser has reason to believe that a value or information provided by the Sub-Adviser or Private Equity Co-Investors is not in accordance with the applicable accounting or industry standards or is unreliable, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust such reported value in accordance with the fair valuation procedures of the Fund. In making this determination, the Fund may consider factors such as, among others, (i) the price at which recent subscriptions or redemptions of the security were offered, (ii) information provided to the Fund or to the Adviser, (iii) relevant news and other sources, and (iv) market events.

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Although the Valuation Procedures approved by the Board provide that the valuation committee of the Adviser will review the valuations provided by the Sub-Adviser and Private Equity Co-Investors, neither the Valuation Committee nor the Adviser will be able to confirm independently the accuracy of any unaudited valuations provided thereby. For a description of certain risks related to the valuation of the Fund, see “General Risks – Risks Related to Fund – Portfolio Valuation.”

Investors must understand that (i) the fair value of the Fund's investments, and particularly its Private Equity Investments, may be materially higher or lower than the cost of such investments and may vary over time, (ii) such valuations may or may not be based on valuations provided or verified by third party valuation firms, and (iii) the ultimate realized value of any investment may be materially different from its fair value as reported in the Fund's financial statements.

The valuations reported by the Sub-Adviser and Private Equity Co-Investors, upon which the Fund calculates its NAV [each/last] Business day [of each calendar month], may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event the Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations or revisions to NAV of the Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.

Valuation of Securities [TBU]

The Fund calculates its NAV [each/last] Business Day of each [day/calendar month] as noted below, and at such other times as the Board, upon advice from the Adviser, may determine, including in connection with repurchases of Shares, in accordance with the procedures described below.

Securities for which market quotations are readily available and not determined by the Adviser to be unreliable shall be valued at their current market value based on market quotations. Equity securities that are traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange, or through a market system that provides contemporaneous pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price, or if an Exchange closing price is not available, the last traded price on that Exchange, prior to the time as of which the assets or liabilities are valued. However, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event there are no sales involving an equity security on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used. If no bid or ask price is available on a day on which the Fund values such security, the prior day’s price will be used, provided that the Adviser is not aware of any significant event or other information that would cause such last price to no longer reflect the fair value of the security, in which case such asset will be fair valued.

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The Adviser may utilize, to value securities or assets for which market quotations are not readily available or for which such market quotations are determined to no longer reflect the fair value of the security, pricing agents or pricing services (“Pricing Services”) approved or ratified by the Fund’s Board or a committee thereof or (ii) broker-dealers or market makers (“Broker-Dealers”). The use of Pricing Services and Broker-Dealers for determining fair value is in addition to the use of such Pricing Services and Broker-Dealers for obtaining available market quotations.

When market quotations are not readily available or are believed to be unreliable, or the Adviser believes the values received from the Pricing Services or Broker-Dealers are unreliable, the security or asset is valued at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Fund will pay repurchase proceeds in connection with the operation of periodic tender offers, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date. In the event the Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund will generally not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other Shareholders. As a result, if a Shareholder’s Shares are repurchased by the Fund, subsequent valuation adjustments to Fund may occur and there is a risk that the tendering Shareholder may receive an amount upon repurchase that is greater or less than the amount such Shareholder would have been entitled to receive on the basis of the adjusted valuation. In the event that subsequent adjustments result in an overpayment in connection with a tender offer, the remaining Shareholders will bear the risk of such overpayment. Finally, the fees payable to the Adviser, and the management, generally will not be reduced or subject to rebate, unless adjusted as the result of an audit.

Because of the inherent uncertainty of valuation, the estimated value of Fund for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material.

In the event that a price or valuation estimate accepted by the Fund in relation to an underlying investment subsequently proves to be incorrect or varies from the final published price, no adjustment to any previously published NAV will be made. Moreover, there may be differences between the Fund’s NAV used for financial reporting purposes, and the NAV used for processing subscriptions and redemptions and calculating the Adviser’s management fees. Absent any material processing errors by the Fund’s Administrator or the Adviser (e.g., inaccurate calculation of a price provided to the Adviser), valuations will generally not be subsequently adjusted for such differences.

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When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Fund.

DISTRIBUTION

Ultimus Fund Distributors, LLC, an affiliate of the Administrator, serves as the Fund’s distributor pursuant to a distribution agreement. The principal office of Ultimus Fund Distributors, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Under a Distribution Agreement with the Fund dated_____, as it may be amended from time to time, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Generally, the minimum required initial investment by each investor is $2,500 and the minimum subsequent investment is $____. The Fund, in its sole discretion, may accept investments below these minimums. A Selling Agent may establish higher minimum investment requirements than the Fund. It is the obligation of the Selling Agents to transmit orders received by them to the Distributor so they will be received in a timely manner.

The Fund’s Shares are not subject to a sales charge.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor receives compensation from the Fund.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund's Shares.

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ADMINISTRATION, ACCOUNTING AND TRANSFER AGENT SERVICES AGREEMENTS

Ultimus Fund Solutions, LLC (the “Administrator”), whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides various administrative, accounting, transfer agency and investor services to the Fund (the “Master Services Agreement”). Under the terms of the Fund’s Master Services Agreement, the Administrator is responsible, directly or through its agents, for, among other things: reconciling cash and investment balances with the Fund’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Fund’s NAV; preparing the Fund’s Statements of Assets and Liabilities and Statements of Operations; preparing the Fund’s annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Shareholders, including any transfer or repurchase of Shares; arranging for the calculation of the issue and repurchase price of Shares; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Shareholders’ respective capital accounts; and issuing reports and transaction statements to Shareholders. The valuation of the Fund’s investments is ordinarily calculated by Ultimus in its capacity as the Fund’s independent administrator, pursuant to the Trust’s valuation procedures and in consultation with the Adviser.

Pursuant to the Administration Agreement, the Administrator will provide certain investor services to the Fund, including: maintaining the register of the Shareholders and enter on such register all issues, transfers and repurchases of interests in the Fund; arranging for the calculation of the issue and repurchase prices of interests in the Fund in accordance with its controlling document; preparing promissory notes promptly after the close of the tender period; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to the individual Shareholder’s capital accounts in accordance with the Fund’s controlling documents; preparing and mailing annually to the each Shareholder any required Form 1099 in accordance with applicable tax regulations; and issuing reports and transaction statements to Shareholders.

The Fund also pays the Administrator certain fixed fees for tax preparation and other services. The Administrator is also reimbursed by the Fund for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Fund. For the fiscal year ended ______, the Fund paid $______in fees to the Administrator.

SERVICING AGENTS

[TBU]

Ultimus Fund Solutions, LLC serves as Servicing Agent of the Fund and has responsibility for such investor services and fund administrative assistance as may include, but shall not be limited to, the provision of personal, continuing services to their customers who are investors in the Fund, establishment of investor accounts, communicating periodically with Shareholders and providing information about the Fund, the Shares, and repurchase offers, handling correspondence from investors about their accounts, maintaining account records, receiving, aggregating and processing purchase and repurchase transactions, providing and keeping retirement plan records, acting as the sole Shareholder of record and nominee for Shareholders, providing beneficial owners with account statements, processing dividend payments, issuing reports to Shareholders and transaction confirmations, providing or procuring accounting services for the Fund and limited partner account, providing sub-accounting services for Shares held beneficially, forwarding Shareholder communications to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners, general account administration activities, administering board, committee and shareholder meetings, preparing meeting minutes upon request, administering tender offers, including preparation of filings, maintaining Fund records, coordinating regulatory and other filings by the Fund, administering investor application review, administering compulsory redemptions upon request, and providing such other administration services as the Fund may request from time to time. The valuation of the Fund’s investments is ordinarily calculated by Ultimus in its capacity as the Fund’s independent administrator, pursuant to the Trust’s valuation procedures and in consultation with the Adviser. The Servicing Agent may engage one or more Sub-Servicing Agents to provide some or all of the above services. Compensation to any Sub-Servicing Agent will be paid by the Servicing Agent. The Adviser or its affiliates also may pay a fee out of their own resources to Sub-Servicing Agents.

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CUSTODIAN

[●] with its principal place of business located in [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

REPORTS TO SHAREHOLDERS

The Fund will furnish to investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year end is the 12-month period ending on March 31.

ACCOUNTANTS AND LEGAL COUNSEL

Cohen & Company is the independent registered public accounting firm of the Fund. Its principal business address is at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Mayer Brown, serves as legal counsel to the Fund. Its principal business address is at Mayer Brown LLP, 1221 Avenue of the Americas, New York, NY 10020.

FINANCIAL STATEMENTS

Financial statements for the Fund are not available because the Fund has not yet commenced operations.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not U.S. persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are encouraged to consult their own tax advisers regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

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In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund qualifies as a RIC under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. Distributions of the Fund’s income derived from the Fund as well as gains from the disposition of the Fund with respect to which the Fund has made a “mark-to-market” election will be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. It is expected that a substantial portion, and possibly all, of the Fund’s distributions will be treated as ordinary income to its Shareholders.

The Fund may be able to make distributions of capital gains received from other investment vehicles in which the Fund has made a “qualified electing fund” election as described in more detail below. Such distributions will generally be taxable to Shareholders as long-term capital gain regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. A Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions that he receives from the Fund, regardless of how long the Shareholder has held shares in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the other investment vehicles, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

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If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Distribution Policy.”

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis in the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on their share of the Fund’s income.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service (the “IRS”) in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

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Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the operations of the Fund and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with its overall investment plans.

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APPENDIX A

ALTI Private Equity Access Fund

Proxy Voting Policy and Procedures

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)		Financial Statements: Financial statements are not available because the Fund has not yet commenced operations.

(2)		Exhibits

	(a)(1)	Agreement and Declaration of Trust of the Fund -To be filed by subsequent amendment.

	(a)(2)	Certificate of Trust - dated October 4, 2018 – (Exhibit incorporated herein by reference as filed as Exhibit (a)(2) to Registrant’s initial Registration Statement on Form N-2 via EDGAR on December 17, 2019, accession number 0001398344-19-022608

	(b)	By-Laws -To be filed by subsequent amendment

	(c)	Not applicable.

	(d)	See Exhibit (2)(a)(1).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Investment Advisory Agreement between Registrant and ALTI, LLC – to be filed by subsequent amendment.

	(h)	Form of Distribution Agreement – to be filed by subsequent amendment.

	(i)	Not applicable.

	(j)	Form of Custody Agreement between the Registrant and [ Custodian ] – To be filed by subsequent amendment.

	(k)	Form of Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – To be filed by subsequent amendment.

	(l)	Opinion and Consent of Mayer Brown, LLP – To be filed by subsequent amendment.

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment.

	(o)	Not applicable.

	(p)	Not applicable.

(q)	Not applicable.

(r)	Form of Rule 17j-1 Code of Ethics of the Fund and its investment adviser, ALTI LLC – To be filed by subsequent amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

To be updated by subsequent amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

ALTI Private Equity Access Fund and ALTI, LLC may be considered to be under common control with the Registrant.

Item 29. Number of Holders of Securities

Record holders of shares: 1

Item 30. Indemnification

To be added by subsequent amendment.

Item 31. Business and other Connections of the Investment Adviser

Information as to the directors and officers of ALTI, LLC, the Registrant’s investment adviser (“Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-118028) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant's Investment Adviser and Servicing Agent, (3) the Registrant's Custodian, and (4) the Registrant's Administrator. The address of each is as follows:

(1)	ALTI Private Equity Access Fund
175 Varick Street
New York, NY 10014

(2)	ALTI, LLC
175 Varick Street
New York, NY 10014

(3)	[ Custodian ] [Street] [City, State, Zip]

(4)	Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)       to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)       to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

3)       to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement

(b)	That, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Not applicable

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, to its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 as amended (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York on the 11th day of August 2020.

ALTI Private Equity Access Fund
(Registrant)

/s/ Joseph Bonvouloir
Joseph Bonvouloir
President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

		Signatures	Title	Date

(1)		Principal Executive Officer	Chairman & Director	August 11, 2020

	By:	/s/ Joseph Bonvouloir
Joseph Bonvouloir

(2)		Principal Financial Officer	Treasurer	August 11, 2020

	By:	/s/ Nicole Douillet
Nicole Douillet